                         ANNUAL REPORT
------------------------------------------------------------------------------

                         NOVEMBER 30, 2000

                         STATE FARM
                         GROWTH FUND, INC.

                         STATE FARM
                         BALANCED FUND, INC.

                         STATE FARM
                         INTERIM FUND, INC.

                         STATE FARM
                         MUNICIPAL BOND FUND, INC.

                                    [STATE FARM INSURANCE LOGO]
-------------------------------------------MUTUAL FUNDS-TM-

ANNUAL REPORT

                               TABLE OF CONTENTS

Report of Independent Auditors                                  1
State Farm Growth Fund, Inc.
  Message from the portfolio managers                           2
  Portfolio of investments                                      4
  Financial statements                                          8
  Financial highlights                                         11
State Farm Balanced Fund, Inc.
  Message from the portfolio managers                          12
  Portfolio of investments                                     14
  Financial statements                                         20
  Financial highlights                                         23
State Farm Interim Fund, Inc.
  Message from the portfolio managers                          24
  Portfolio of investments                                     26
  Financial statements                                         27
  Financial highlights                                         30
State Farm Municipal Bond Fund, Inc.
  Message from the portfolio managers                          31
  Portfolio of investments                                     33
  Financial statements                                         41
  Financial highlights                                         44
Notes to Financial Statements                                  45

Tax Information

This report is not authorized for distribution unless accompanied by a State Farm Mutual Funds prospectus.

Distributor: State Farm Investment Management Corp., member NASD.

State Farm Mutual Funds are not insurance products and are offered by State Farm Investment Management Corp., Three State Farm Plaza, Bloomington, IL 61791-0001, 1-800-447-0740.

                         REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREOWNERS
STATE FARM GROWTH FUND, INC.
STATE FARM BALANCED FUND, INC.
STATE FARM INTERIM FUND, INC.
STATE FARM MUNICIPAL BOND FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc., and State Farm Municipal Bond Fund, Inc. as of November 30, 2000, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1991. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express and opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Growth Fund, Inc., State Farm Balanced Fund Inc., State Farm Interim
Fund, Inc., and State Farm Municipal Bond Fund, Inc. at November 30, 2000, the results of their operations and changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1991, in conformity with accounting principles generally accepted in the United States.

                                                        [/S/ ERNST & YOUNG, LLP]

Chicago, Illinois
December 15, 2000

                          STATE FARM GROWTH FUND, INC.

Dear Shareowner,

The U.S. stock market declined over your Fund's 2000 fiscal year. The S&P 500 Index produced a negative total return of 4.3% for the twelve months ended November 30, 2000. The Growth Fund performed somewhat better than the S&P 500 Index for the same period, achieving a negative total return of 1.20%.

The following graph compares a $10,000 investment in the Growth Fund over the last ten years to a theoretical investment of the same amount in the S&P 500
Index:

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                        FOR THE YEARS ENDED NOVEMBER 30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

THOUSANDS

      GROWTH FUND  S&P 500
1990      $10,000  $10,000
1991      $12,979  $12,037
1992      $14,989  $14,255
1993      $14,891  $15,691
1994      $15,489  $15,860
1995      $20,704  $21,713
1996      $24,864  $27,762
1997      $31,031  $35,685
1998      $36,669  $44,131
1999      $43,242  $53,348
2000      $42,725  $51,101

FUND'S AVERAGE ANNUAL TOTAL RETURN
              1 YEAR                5 YEARS  10 YEARS
-1.20%                               15.59%    15.63%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

* The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and traded in the Over-The-Counter Market.

The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses.

The Growth Fund's holdings of pharmaceutical and medical device firms, oil companies and technology firms performed very well over the past year. Results produced by the Fund's investments in banks and consumer products firms were below those of the overall market.

The general composition of your Fund's portfolio changed some over the last 12 months. Positions were initiated or increased in consumer products firms, retailers, oil and gas companies, telecommunications and telecommunications equipment firms, media companies, and healthcare firms. Our exposure to electric utilities and financial services companies was reduced.

It looks as if the S&P 500 Index may generate a negative return in the year 2000. To put this in historical perspective, in the 30 year period from 1970-1999, the S&P 500 Index generated negative returns in 5 years. Four of these years occurred prior to 1982, during the difficult economic period of the 1970s and early 1980s which was characterized by two severe recessions, rapidly escalating oil prices and significant inflation. The other negative year for the index was in 1990 when Iraq invaded Kuwait, which induced a brief and mild economic recession.

This review of stock market history suggests two important points:

    1) The U.S. has enjoyed a period of enormous economic prosperity since 1982, which has been reflected in common stock prices. The period from 1995-1999 produced the strongest common stock returns, as measured by the S&P 500 Index, of any 5 year period since the rebound from the Great Depression of the 1930s.

    2) It has been a very long time since investors have seen a prolonged bear market. A person would have to be at least 40 years old to have witnessed as an adult the last difficult stock market period of the 1970s and early 1980s.

                          STATE FARM GROWTH FUND, INC.

Economic conditions in the U.S. appear to be weakening from the strong levels of the past few years. Our conversations with executives from several firms suggest that a business slowdown may have begun. However, there is no compelling evidence at this point which suggests an economic recession is underway or forthcoming. Rather, the rate of economic growth appears to be moderating.

A softer period for the economy and the stock market may be constructive for investors for the following reasons:

    1) Such a period could bring stock market valuation metrics (price/earnings ratios, price/cash flow ratios, etc.) back to lower levels, which are more in line with the longer-term historical experience.

    2) Investors' expectations for long term stock market performance could be moderated following the unsustainably high returns from 1995-99.

    3) Remember that your Fund invests for the long term in well-managed firms in essential businesses. A softer economic period often presents opportunities for these companies to enhance their competitive positions.

In the past couple of years, the stock market has experienced a major speculative boom and bust cycle with firms associated with the Internet. Your Fund did not buy internet high flyers. The Growth Fund owns shares of several well-managed and highly profitable major technology, media, telecommunications and telecommunications equipment firms which are well positioned to benefit from the development of the Internet.

We encourage the shareholders of the Growth Fund to view themselves as owners of a selected list of high-quality companies rather than as participants in a fluctuating stock market. The tradition and spirit of innovation and entrepreneurship continue in the companies unfettered by stock market activity. From ExxonMobil's work to develop deepwater oil fields offshore Angola, to Pfizer's discovery of a chemical compound which is undergoing early stage clinical trials to raise the level of "good" HDL cholesterol, to Disney's efforts to make children smile, the spirit of innovation continues.

To cope with the inevitable uncertainties of financial markets, we encourage a disciplined long-term program of periodic investments in the Growth Fund. Such an investment program cannot ensure a profit, but it should allow shareowners to capture the benefits of dollar cost averaging and to participate in any long-term appreciation of common stock prices.

The directors have declared a capital gains distribution of $.15 per Growth Fund share which was paid on December 18, 2000. A semi-annual income dividend of $.315 per share was also paid on December 18, 2000. Both were used to purchase additional shares for your account unless you have elected to receive payments directly by check.

Sincerely,

        [/S/ PAUL N. ECKLEY]                  [/S/ JOHN S. CONCKLIN]
           Paul N. Eckley                        John S. Concklin
         Sr. Vice President                       Vice President

                          STATE FARM GROWTH FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 2000

  SHARES                                                   VALUE
-----------                                            --------------
COMMON STOCKS (96.4%)
AGRICULTURE, FOODS, & BEVERAGE (4.8%)
  3,311,905  Archer-Daniels-Midland Company            $   42,226,789
     92,000  Campbell Soup Company                          3,070,500
    930,000  Kellogg Company                               22,901,250
    214,300  McCormick & Company Inc.                       7,982,675
    208,000  Sara Lee Corporation                           4,992,000
    167,600  Sysco Corporation                              9,259,900
    710,900  The Coca-Cola Company                         44,520,112
                                                       --------------
                                                          134,953,226
                                                       --------------
BANKS (6.9%)
    183,411  ABN Amro Holding NV                            3,854,419
    333,637  AmSouth Bancorporation                         4,962,850
    421,268  Bank of America Corporation                   16,824,391
    715,322  Bank One Corporation                          25,617,469
     47,700  JP Morgan & Co. Incorporated                   6,430,556
     62,000  M&T Bank Corporation                           3,395,120
    144,000  Northern Trust Corporation                    12,402,000
    640,074  Pacific Century Financial Corporation          9,521,101
    830,316  Popular Inc.                                  20,913,584
    345,000  SouthTrust Corporation                        11,643,750
    211,800  SunTrust Banks Inc.                           10,762,087
    238,900  Wachovia Corporation                          11,959,931
  1,220,000  Wells Fargo & Company                         57,873,750
                                                       --------------
                                                          196,161,008
                                                       --------------
BUILDING MATERIALS & CONSTRUCTION (1.6%)
  1,039,200  Vulcan Materials Company                      44,555,700
                                                       --------------
CHEMICALS (4.8%)
    830,000  Air Products & Chemicals Inc.                 28,583,125
    496,104  EI du Pont de Nemours and Company             20,991,400
    588,300  Great Lakes Chemical Corp.                    20,553,731
    561,000  International Flavors & Fragrances Inc.       10,483,687
  1,375,000  Sigma-Aldrich Corporation                     49,156,250
    243,000  The Dow Chemical Company                       7,426,687
                                                       --------------
                                                          137,194,880
                                                       --------------
COMPUTER SOFTWARE AND SERVICES (7.7%)
    548,071  Agilent Technologies Inc. (a)                 28,602,455
    149,000  Automatic Data Processing Inc.                 9,834,000
     36,000  Check Point Software Technologies
               Ltd. (a)                                     3,694,500
  1,439,400  Cisco Systems Inc. (a)                        68,911,275
  1,239,500  Microsoft Corporation (a)                     71,116,312
  1,378,800  Oracle Corporation (a)                        36,538,200
                                                       --------------
                                                          218,696,742
                                                       --------------
COMPUTERS (4.8%)
  2,874,000  Hewlett-Packard Company                       90,890,250
    496,400  International Business Machines
               Corporation                                 46,413,400
                                                       --------------
                                                          137,303,650
                                                       --------------

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

  SHARES                                                   VALUE
-----------                                            --------------
CONSUMER & MARKETING (5.2%)
     63,600  Clorox Co.                                $    2,842,125
    183,800  Colgate-Palmolive Company                     10,798,250
  1,439,200  HON Industries Inc.                           34,990,550
    317,876  Kimberly Clark Corp.                          22,231,453
    499,600  McDonald's Corporation                        15,924,750
    464,308  Newell Rubbermaid Inc.                         9,024,987
    565,100  The Gillette Company                          19,142,762
    339,400  The Procter & Gamble Company                  25,412,575
    125,446  Unilever NV ADR                                7,785,492
                                                       --------------
                                                          148,152,944
                                                       --------------
ELECTRONIC/ELECTRICAL MFG. (8.8%)
     46,043  ABB Ltd.                                       4,207,741
    164,600  Applied Materials Inc. (a)                     6,656,013
    109,400  Emerson Electric Co.                           7,972,525
  2,313,600  General Electric Company                     114,667,800
  1,934,400  Intel Corporation                             73,628,100
    183,200  KLA Tencor Corporation (a)                     5,038,000
    703,200  Linear Technology Corp.                       33,270,150
    154,400  Texas Instruments Inc.                         5,761,050
                                                       --------------
                                                          251,201,379
                                                       --------------
FINANCIAL SERVICES (3.3%)
    115,950  Charles Schwab Corp.                           3,210,366
    787,333  Citigroup Inc.                                39,219,025
    167,400  Federal Home Loan Mortgage Corp.              10,117,238
    250,800  Federal National Mortgage Association         19,813,200
    558,450  MBNA Corporation                              19,929,684
                                                       --------------
                                                           92,289,513
                                                       --------------
HEALTH CARE (18.2%)
    294,500  Abbott Laboratories                           16,215,906
  2,325,000  Biomet Inc.                                   86,025,000
    253,800  Bristol-Myers Squibb Company                  17,591,513
    947,200  Eli Lilly & Co.                               88,740,800
  1,240,800  Johnson & Johnson                            124,080,000
     80,000  Medtronic Inc.                                 4,260,000
    567,300  Merck & Co. Inc.                              52,581,619
  2,880,000  Pfizer Inc.                                  127,620,000
                                                       --------------
                                                          517,114,838
                                                       --------------
MACHINERY & MANUFACTURING (4.8%)
    190,800  AptarGroup Inc.                                4,770,000
    370,000  Caterpillar Inc.                              14,545,625
  1,284,600  Corning Incorporated                          75,149,100
     57,800  Deere & Company                                2,351,738
    314,800  Honeywell International Inc.                  15,346,500
    125,600  Illinois Tool Works Inc.                       7,072,850
    173,200  Minnesota Mining & Manufacturing Co.          17,298,350
      6,300  Osmonics Inc. (a)                                 46,856
                                                       --------------
                                                          136,581,019
                                                       --------------

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

  SHARES                                                   VALUE
-----------                                            --------------
MEDIA & BROADCASTING (4.2%)
    155,433  Reuters Group PLC ADR                     $   13,775,250
    360,181  SBS Broadcasting SA ADR (a)                    7,833,937
  2,619,540  The Walt Disney Company                       75,802,939
    402,300  Viacom Inc. (a)                               20,567,588
                                                       --------------
                                                          117,979,714
                                                       --------------
MINING & METALS (.7%)
     36,700  Newmont Mining Corporation                       573,438
    132,800  Nucor Corporation                              4,614,800
    226,800  Rio Tinto PLC ADR                             13,919,850
     81,250  Steel Dynamics Inc. (a)                          812,500
                                                       --------------
                                                           19,920,588
                                                       --------------
OIL & GAS (6.9%)
    440,400  Barrett Resources Corporation (a)             17,010,450
    322,892  BP Amoco PLC ADR                              15,317,189
    530,000  Chevron Corporation                           43,393,750
    106,102  Devon Energy Corporation                       5,225,524
    922,300  Exxon Mobil Corporation                       81,162,400
    237,100  Pennzoil-Quaker State Company                  2,800,744
    516,300  Royal Dutch Petroleum Company ADR             30,816,656
                                                       --------------
                                                          195,726,713
                                                       --------------
RETAILERS (2.2%)
    207,500  Home Depot Inc.                                8,131,406
  1,063,200  Wal-Mart Stores Inc.                          55,485,750
                                                       --------------
                                                           63,617,156
                                                       --------------
TELECOM & TELECOM EQUIPMENT (10.7%)
  1,800,000  ADC Telecommunications Inc. (a)               36,337,500
    600,000  AT&T Corp.                                    11,775,000
     62,136  Avaya Inc. (a)                                   726,215
    133,900  BellSouth Corporation                          5,598,694
    116,200  Extreme Networks Inc. (a)                      5,969,775
     62,500  Level 3 Communications Inc. (a)                1,679,688
  2,300,000  LM Ericsson Telephone Company ADR             26,162,500
    745,632  Lucent Technologies Inc.                      11,603,898
    792,000  Motorola Inc.                                 15,889,500
    519,200  Nokia Corporation ADR                         22,195,800
    693,200  Nortel Networks Corp.                         26,168,300
    235,533  Qwest Communications International
               Inc. (a)                                     8,891,371
  1,497,512  SBC Communications Inc.                       82,269,566
    347,400  Tele Danmark AS ADR                            6,948,000
     49,300  Tellabs Inc. (a)                               2,612,900
    101,900  Verizon Communications                         5,725,506
    215,000  Vodafone Group PLC ADR                         7,363,750
  1,535,593  WorldCom Inc. (a)                             22,937,920
    230,800  XO Communications Incorporated (a)             3,433,150
                                                       --------------
                                                          304,289,033
                                                       --------------

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

  SHARES                                                   VALUE
-----------                                            --------------
UTILITIES & ENERGY (.8%)
    132,000  Duke Energy Corporation                   $   11,871,750
    224,800  The AES Corporation (a)                       11,661,500
                                                       --------------
                                                           23,533,250
                                                       --------------
TOTAL COMMON STOCKS
  (cost $1,182,731,519)                                 2,739,271,353

 SHARES OR
 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM INVESTMENTS (3.5%)
$41,000,000  General Motors Acceptance Corp., 6.518%,
               December, 2000                              41,000,000
 42,000,000  Ford Motor Credit Company, 6.528%,
               December, 2000                              42,000,000
  4,000,000  John Deere Capital Corp., 6.478%,
               December, 2000                               4,000,000
 10,000,000  U.S. Treasury Bills, 6.185%, January,
               2001                                         9,908,500
  2,840,518  Chase Vista Treasury Plus Money Market
               Fund                                         2,840,518
                                                       --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $99,745,437)                                       99,749,018
                                                       --------------
TOTAL INVESTMENTS (99.9%)
  (cost $1,282,476,956)                                 2,839,020,371
OTHER ASSETS, NET OF LIABILITIES (0.1%)                     3,658,270
                                                       --------------
NET ASSETS (100.0%)                                    $2,842,678,641
                                                       ==============

Notes:

(a)  Non-income producing security.
At November 30, 2000, net unrealized appreciation of $1,556,543,415 consisted of gross unrealized appreciation of $1,614,951,637 and gross unrealized depreciation of $58,408,222 based on cost of $1,282,476,956 for federal income tax purposes.

                See accompanying notes to financial statements.

                          STATE FARM GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 2000

ASSETS
  Investments, at value
    (cost $1,282,476,956)                             $2,839,020,371
  Receivable for:
    Dividends and interest                $4,756,899
    Shares of the Fund sold                  255,322
    Securities sold                           92,591       5,104,812
                                          ----------
  Prepaid expenses                                            51,406
                                                      --------------
  Total assets                                         2,844,176,589
                                                      --------------
LIABILITIES AND NET ASSETS
    Payable for:
      Shares of the Fund redeemed            520,746
      Manager                                897,505       1,418,251
                                          ----------
    Accrued liabilities                                       79,697
                                                      --------------
    Total liabilities                                      1,497,948
                                                      --------------
Net assets applicable to 56,263,869
  shares outstanding of $0.50 par value
  common stock (100,000,000 shares
  authorized)                                         $2,842,678,641
                                                      ==============
Net asset value, offering price and
  redemption price per share                          $        50.52
                                                      ==============
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $1,254,109,027
  Accumulated net realized gain on sales
    of investments                                         8,445,081
  Net unrealized appreciation of
    investments                                        1,556,543,415
  Undistributed net investment income                     23,581,118
                                                      --------------
  Net assets applicable to shares
    outstanding                                       $2,842,678,641
                                                      ==============

                See accompanying notes to financial statements.

                          STATE FARM GROWTH FUND, INC.
                            STATEMENTS OF OPERATIONS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              2000         1999
                                          ------------  -----------
INVESTMENT INCOME:
  Dividends                               $ 35,053,087   33,916,255
  Interest                                   3,979,915    2,390,006
                                          ------------  -----------
                                            39,033,002   36,306,261
  Less: foreign withholding taxes              405,228      547,592
                                          ------------  -----------
  Total investment income                   38,627,774   35,758,669
EXPENSES:
  Investment advisory and management
    fees                                     3,177,953    2,740,037
  Professional fees                             40,630       96,955
  ICI dues                                      52,492       55,835
  Registration fees                             35,992       27,350
  Fidelity bond expense                         10,749        8,803
  Directors' fees                               13,500       14,400
  Reports to shareowners                        95,214       81,541
  Security evaluation fees                       3,105        3,128
  Franchise taxes                               18,897       18,148
  Custodian fees                                25,455       21,037
  Other                                             --          131
                                          ------------  -----------
  Total expenses                             3,473,987    3,067,365
                                          ------------  -----------
Net investment income                       35,153,787   32,691,304
REALIZED AND UNREALIZED GAIN (LOSS): ON
  INVESTMENTS:
  Net realized gain on sales of
    investments                              8,445,081   13,478,727
  Change in net unrealized appreciation
    or depreciation                        (82,603,064) 368,649,780
                                          ------------  -----------
Net realized and unrealized gain (loss)
  on investments                           (74,157,983) 382,128,507
                                          ------------  -----------
Net change in net assets resulting from
  operations                              $(39,004,196) 414,819,811
                                          ============  ===========

                See accompanying notes to financial statements.

                          STATE FARM GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED NOVEMBER 30,
                                          -----------------------------
                                               2000           1999
                                          --------------  -------------
FROM OPERATIONS:
  Net investment income                   $   35,153,787     32,691,304
  Net realized gain on sales of
    investments                                8,445,081     13,478,727
  Change in net unrealized appreciation
    or depreciation                          (82,603,064)   368,649,780
                                          --------------  -------------
Net change in net assets resulting from
  operations                                 (39,004,196)   414,819,811
Undistributed net investment income
  included in the price of shares issued
  and redeemed                                   298,404        666,112
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income                      (35,509,569)   (30,736,945)
  Net realized gain                          (12,157,004)    (2,197,936)
                                          --------------  -------------
Total distributions to shareowners           (47,666,573)   (32,934,881)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                  575,189,471    313,280,990
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                             45,894,745     31,660,456
                                          --------------  -------------
                                             621,084,216    344,941,446
  Less payments for shares redeemed          478,472,641    226,541,809
                                          --------------  -------------
Net increase in net assets from Fund
  share transactions                         142,611,575    118,399,637
                                          --------------  -------------
Total increase in net assets                  56,239,210    500,950,679
NET ASSETS:
  Beginning of year                        2,786,439,431  2,285,488,752
                                          --------------  -------------
  End of year (including undistributed
    net investment income of $23,581,118
    in 2000, and $22,316,773 in 1999)     $2,842,678,641  2,786,439,431
                                          ==============  =============

                See accompanying notes to financial statements.

                          STATE FARM GROWTH FUND, INC.
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past ten years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year):

                                                                     YEAR ENDED NOVEMBER 30,
                                -------------------------------------------------------------------------------------------------
                                   2000       1999      1998      1997      1996        1995       1994    1993     1992    1991
                                ----------  --------  --------  --------  --------  ------------  ------  -------  ------  ------
Net asset value, beginning of
  year                           $  51.96     44.65     39.48     34.55     29.40       22.63      22.21   23.05    20.33   16.77
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income              0.65      0.62      0.61      0.62      0.63        0.50       0.44    0.45     0.43    0.42
  Net gain (loss) on
    investments (both realized
    and unrealized)                 (1.21)     7.33      6.33      7.23      5.17        6.97       0.43   (0.60)    2.70    4.32
                                 --------   -------   -------   -------   -------     -------     ------  ------   ------  ------
  Total from investment
    operations                      (0.56)     7.95      6.94      7.85      5.80        7.47       0.87   (0.15)    3.13    4.74
                                 --------   -------   -------   -------   -------     -------     ------  ------   ------  ------
LESS DISTRIBUTIONS
  Net investment income             (0.65)    (0.59)    (0.64)    (0.61)    (0.53)      (0.52)     (0.45)  (0.45)   (0.41)  (0.54)
  Net realized gain                 (0.23)    (0.05)    (1.13)    (2.31)    (0.12)      (0.18)        --   (0.24)      --   (0.64)
                                 --------   -------   -------   -------   -------     -------     ------  ------   ------  ------
  Total distributions               (0.88)    (0.64)    (1.77)    (2.92)    (0.65)      (0.70)     (0.45)  (0.69)   (0.41)  (1.18)
                                 --------   -------   -------   -------   -------     -------     ------  ------   ------  ------
Net asset value, end of year     $  50.52     51.96     44.65     39.48     34.55       29.40      22.63   22.21    23.05   20.33
                                 ========   =======   =======   =======   =======     =======     ======  ======   ======  ======
TOTAL RETURN                        (1.20)%   17.93%    18.17%    24.80%    20.09%      33.67%      4.02%  (0.65)%  15.49%  29.79%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (millions)                     $2,842.7   2,786.4   2,285.5   1,821.1   1,362.9     1,068.6      771.7   725.1    696.1   558.4
Ratio of expenses to average
  net assets                         0.11%     0.12%     0.12%     0.12%     0.13%       0.14%(a)   0.14%   0.14%    0.16%   0.19%
Ratio of net investment income
  to average net assets              1.16%     1.27%     1.47%     1.78%     1.88%       1.95%      2.00%   2.05%    1.99%   2.22%
Portfolio turnover rate                 3%        2%        1%        6%       16%          3%         3%      2%       2%      1%

----------

(a)  The ratio based on net custodian expenses would have been .13% in 1995.

                         STATE FARM BALANCED FUND, INC.

Dear Shareowner,

Your Fund owns common stocks and bonds. The U.S. stock market declined while prices of good quality bonds rose over the Fund's 2000 fiscal year. The S&P 500 Index produced a negative total return of 4.3% for the twelve months ended November 30, 2000. The common stock holdings of the Balanced Fund performed somewhat better than the S&P 500 Index for the same period, achieving a negative total return of 1.7%. The Balanced Fund's return was enhanced by its bond holdings this year. Consequently, the Balanced Fund achieved a positive total return of 0.97%.

The following graph compares a $10,000 investment in the Balanced Fund over the last ten years to a theoretical investment of the same amount in the S&P 500 Index and Lehman Brothers Intermediate Treasury Index:

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                        FOR THE YEARS ENDED NOVEMBER 30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

THOUSANDS

                                 LEHMAN BROTHERS
      BALANCED FUND  S&P 500  INTERMEDIATE TREASURY
1990        $10,000  $10,000                $10,000
1991        $13,109  $12,037                $11,288
1992        $15,132  $14,255                $12,211
1993        $15,572  $15,691                $13,334
1994        $16,192  $15,860                $13,109
1995        $20,487  $21,713                $14,896
1996        $23,720  $27,762                $15,731
1997        $27,832  $35,685                $16,712
1998        $31,371  $44,131                $17,914
1999        $34,420  $53,348                $18,105
2000        $34,753  $51,101                $19,581

FUND'S AVERAGE ANNUAL TOTAL RETURN
              1 YEAR                5 YEARS  10 YEARS
0.97%                                11.15%    13.27%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

* The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and traded in the Over-The-Counter Market.

** The Lehman Brothers Intermediate Treasury Index contains approximately 84 U.S. Treasury securities maturing within one to ten years.

The S&P 500 Index and the Lehman Brothers Intermediate Treasury Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the indices do not reflect expenses.

The Balanced Fund's common stock holdings of pharmaceutical and medical device firms, oil companies and technology firms performed very well over the past year. Results produced by the Fund's stock investments in banks and consumer products firms were below those of the overall market.

The general composition of your Fund's equity portfolio changed some over the last 12 months. Positions were initiated or increased in retailers, oil and gas companies, and healthcare firms. Exposure to electric utilities and financial services companies was reduced.

U.S. Treasury bonds continue to represent the largest component of the Fund's fixed-income portfolio. However, additions to the portfolio in 2000 emphasized good quality corporate and U.S. Agency bonds because their yields appeared attractive when compared to those available on U.S. Treasury securities. Corporate and U.S. Agency bonds now represent about 41% of the Fund's total bond portfolio. The overall maturity structure of fixed-income investments has not changed much over the course of the year. The average weighted maturity of long-term obligations stands at approximately 5.7 years up slightly from 5.6 years a year ago. Maturities or likely calls are spread mostly over the next 10 years.

It looks as if the S&P 500 Index may generate a negative return in the calendar year 2000. To put this in historical perspective, in the 30 year period from 1970-1999, the S&P 500 Index generated negative returns in 5 years. Four of these years occurred prior to 1982, during the difficult economic period of the 1970s and early 1980s which was characterized by two severe recessions, rapidly escalating oil prices and significant inflation. The other negative year for the index was in 1990 when Iraq invaded Kuwait, which induced a brief and mild economic recession.

                         STATE FARM BALANCED FUND, INC.

This review of stock market history suggests two important points:

    1) The U.S. has enjoyed a period of enormous economic prosperity since 1982, which has been reflected in common stock prices. The period from 1995-1999 produced the strongest common stock returns as measured by the S&P 500 Index of any 5 year period since the rebound from the Great Depression of the 1930s.

    2) It has been a very long time since investors have seen a prolonged bear market. A person would have to be at least 40 years old to have witnessed as an adult the last difficult stock market period of the 1970s and early 1980s.

Economic conditions in the U.S. appear to be weakening from the strong levels of the past few years. Our conversations with executives from several firms suggest that a business slowdown may have begun. However, there is no compelling evidence at this point which suggests an economic recession is underway or forthcoming. Rather, the rate of economic growth appears to be moderating.

A softer period for the economy and the stock market may be constructive for investors for the following reasons:

    1) Such a period could bring stock market valuation metrics (price/earnings ratios, price/cash flow ratios, etc.) back to lower levels, which are more in line with the longer-term historical experience.

    2) Investors' expectations for long term stock market performance could be moderated following the unsustainably high returns from 1995-99.

    3) Remember that your Fund invests for the long term in well-managed firms in essential businesses. A softer economic period often presents opportunities for these companies to enhance their competitive positions.

In the past couple of years, the stock market has experienced a major speculative boom and bust cycle with firms associated with the Internet. Your Fund did not buy internet high flyers. The Balanced Fund owns shares of several well-managed and highly profitable major technology, media, telecommunications and telecommunications equipment firms which are well positioned to benefit from the development of the Internet.

Through the equity component of the Fund's portfolio, we encourage shareholders of the Balanced Fund to view themselves as owners of a selected list of high-quality companies rather than as participants in a fluctuating stock market. The tradition and spirit of innovation and entrepreneurship continue in the companies unfettered by stock market activity. From ExxonMobil's work to develop deepwater oil fields offshore Angola, to Pfizer's discovery of a chemical compound which is undergoing early stage clinical trials to raise the level of "good" HDL cholesterol, to Disney's efforts to make children smile, the spirit of innovation continues.

To cope with the inevitable uncertainties of financial markets, we encourage a disciplined long-term program of periodic investments in the Balanced Fund. Such an investment program cannot ensure a profit, but it should allow shareowners to capture the benefits of dollar cost averaging and to participate in any long-term appreciation of common stock prices. Dependable income should be generated from bond holdings.

The directors have declared a semi-annual income dividend of $.73 per Balanced Fund share which was paid on December 18, 2000. It was used to purchase additional shares for your account unless you have elected to receive payments directly by check.

Sincerely,

        [/S/ PAUL N. ECKLEY]                    [/S/ KURT G. MOSER]
           Paul N. Eckley                          Kurt G. Moser
         Sr. Vice President                     Sr. Vice President

                         STATE FARM BALANCED FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 2000

  SHARES                                                                                  VALUE
-----------                                                                            ------------
COMMON STOCKS (68.5%)
AGRICULTURE, FOODS, & BEVERAGE (3.5%)
    895,773  Archer-Daniels-Midland Company                                            $ 11,421,106
     26,000  Campbell Soup Company                                                          867,750
    310,000  Kellogg Company                                                              7,633,750
     58,000  Sara Lee Corporation                                                         1,392,000
    190,000  The Coca-Cola Company                                                       11,898,750
                                                                                       ------------
                                                                                         33,213,356
                                                                                       ------------

BANKS (5.2%)
     51,785  ABN Amro Holding NV                                                          1,088,272
     52,312  AmSouth Bancorporation                                                         778,141
     44,900  Bank of America Corporation                                                  1,793,194
    184,100  Bank One Corporation                                                         6,593,081
     10,900  JP Morgan & Co. Incorporated                                                 1,469,456
     19,000  M&T Bank Corporation                                                         1,040,440
     41,000  Northern Trust Corporation                                                   3,531,125
    180,960  Pacific Century Financial
               Corporation                                                                2,691,780
    166,924  Popular Inc.                                                                 4,204,398
     99,000  SouthTrust Corporation                                                       3,341,250
     21,400  SunTrust Banks Inc.                                                          1,087,387
     75,700  Wachovia Corporation                                                         3,789,731
    373,800  Wells Fargo & Company                                                       17,732,137
                                                                                       ------------
                                                                                         49,140,392
                                                                                       ------------

BUILDING MATERIALS & CONSTRUCTION (.7%)
    160,200  Vulcan Materials Company                                                     6,868,575
                                                                                       ------------

CHEMICALS (3.2%)
    230,000  Air Products & Chemicals Inc.                                                7,920,625
    108,705  EI du Pont de Nemours and
               Company                                                                    4,599,580
    141,400  Great Lakes Chemical Corp.                                                   4,940,162
    120,000  International Flavors &
               Fragrances Inc.                                                            2,242,500
    245,500  Sigma-Aldrich Corporation                                                    8,776,625
     69,000  The Dow Chemical Company                                                     2,108,813
                                                                                       ------------
                                                                                         30,588,305
                                                                                       ------------

COMPUTER SOFTWARE AND SERVICES (2.5%)
    143,787  Agilent Technologies Inc.(a)                                                 7,503,884
    135,400  Cisco Systems Inc.(a)                                                        6,482,275
    168,600  Microsoft Corporation(a)                                                     9,673,425
                                                                                       ------------
                                                                                         23,659,584
                                                                                       ------------

COMPUTERS (3.9%)
    754,000  Hewlett-Packard Company                                                     23,845,250
    137,200  International Business
               Machines Corporation                                                      12,828,200
                                                                                       ------------
                                                                                         36,673,450
                                                                                       ------------

CONSUMER & MARKETING (4.3%)
     22,200  Clorox Co.                                                                     992,063
    160,000  HON Industries Inc.                                                          3,890,000
    177,937  Kimberly Clark Corp.                                                        12,444,469
     96,700  McDonald's Corporation                                                       3,082,313

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

  SHARES                                                                                  VALUE
-----------                                                                            ------------
CONSUMER & MARKETING (CONTINUED)
    136,218  Newell Rubbermaid Inc.                                                    $  2,647,737
    300,000  The Gillette Company                                                        10,162,500
     81,600  The Procter & Gamble Company                                                 6,109,800
     22,857  Unilever NV ADR                                                              1,418,563
                                                                                       ------------
                                                                                         40,747,445
                                                                                       ------------

ELECTRONIC/ELECTRICAL MFG. (5.6%)
     57,200  Applied Materials Inc.(a)                                                    2,313,025
     31,200  Emerson Electric Co.                                                         2,273,700
    479,700  General Electric Company                                                    23,775,131
    502,800  Intel Corporation                                                           19,137,825
     37,400  KLA Tencor Corporation(a)                                                    1,028,500
     81,600  Linear Technology Corp.                                                      3,860,700
      6,300  Texas Instruments Inc.                                                         235,069
                                                                                       ------------
                                                                                         52,623,950
                                                                                       ------------

FINANCIAL SERVICES (1.1%)
     89,000  Citigroup Inc.                                                               4,433,313
    160,650  MBNA Corporation                                                             5,733,197
                                                                                       ------------
                                                                                         10,166,510
                                                                                       ------------

HEALTH CARE (13.4%)
     77,400  Allergan Inc.                                                                7,183,688
    607,500  Biomet Inc.                                                                 22,477,500
     36,100  Bristol-Myers Squibb Company                                                 2,502,181
    212,000  Eli Lilly & Co.                                                             19,861,750
    198,000  Johnson & Johnson                                                           19,800,000
     21,600  Medtronic Inc.                                                               1,150,200
    123,400  Merck & Co. Inc.                                                            11,437,638
    960,000  Pfizer Inc.                                                                 42,540,000
                                                                                       ------------
                                                                                        126,952,957
                                                                                       ------------

MACHINERY & MANUFACTURING (3.7%)
     45,900  AptarGroup Inc.                                                              1,147,500
    100,000  Caterpillar Inc.                                                             3,931,250
    372,300  Corning Incorporated                                                        21,779,550
     14,700  Deere & Company                                                                598,106
     44,600  Honeywell International Inc.                                                 2,174,250
     20,000  Illinois Tool Works Inc.                                                     1,126,250
     47,700  Minnesota Mining &
               Manufacturing Co.                                                          4,764,038
                                                                                       ------------
                                                                                         35,520,944
                                                                                       ------------

MEDIA & BROADCASTING (4.9%)
     42,000  Lee Enterprises Incorporated                                                 1,173,375
     42,000  Lee Enterprises Incorporated
               Class B                                                                    1,173,375
    173,333  Reuters Group PLC ADR                                                       15,361,637
    993,495  The Walt Disney Company                                                     28,749,262
                                                                                       ------------
                                                                                         46,457,649
                                                                                       ------------

MINING & METALS (.8%)
     29,200  Newmont Mining Corporation                                                     456,250
    109,200  Nucor Corporation                                                            3,794,700

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

  SHARES                                                                                  VALUE
-----------                                                                            ------------
MINING & METALS (CONTINUED)
     50,000  Rio Tinto PLC ADR                                                         $  3,068,750
     18,750  Steel Dynamics Inc.(a)                                                         187,500
                                                                                       ------------
                                                                                          7,507,200
                                                                                       ------------

OIL & GAS (4.7%)
     89,986  BP Amoco PLC ADR                                                             4,268,711
    144,000  Chevron Corporation                                                         11,790,000
     29,185  Devon Energy Corporation                                                     1,437,361
    171,600  Exxon Mobil Corporation                                                     15,100,800
     65,220  Pennzoil-Quaker State Company                                                  770,411
    188,700  Royal Dutch Petroleum Company
               ADR                                                                       11,263,031
                                                                                       ------------
                                                                                         44,630,314
                                                                                       ------------

RETAILERS (1.0%)
     32,800  Home Depot Inc.                                                              1,285,350
    149,600  Wal-Mart Stores Inc.                                                         7,807,250
                                                                                       ------------
                                                                                          9,092,600
                                                                                       ------------

TELECOM & TELECOM EQUIPMENT (9.3%)
  1,032,800  ADC Telecommunications Inc.(a)                                              20,849,650
    255,000  AT&T Corp.                                                                   5,004,375
     18,364  Avaya Inc.(a)                                                                  214,629
    544,000  LM Ericsson Telephone Company
               ADR                                                                        6,188,000
    220,376  Lucent Technologies Inc.                                                     3,429,602
    192,000  Motorola Inc.                                                                3,852,000
     88,400  Nokia Corporation ADR                                                        3,779,100
    178,400  Nortel Networks Corp.                                                        6,734,600
     39,947  Qwest Communications
               International Inc.(a)                                                      1,507,999
    470,024  SBC Communications Inc.                                                     25,821,944
     60,000  Vodafone Group PLC ADR                                                       2,055,000
    486,985  WorldCom Inc.(a)                                                             7,274,338
     59,600  XO Communications
               Incorporated(a)                                                              886,550
                                                                                       ------------
                                                                                         87,597,787
                                                                                       ------------

UTILITIES & ENERGY (.7%)
     36,000  Duke Energy Corporation                                                      3,237,750
     60,400  The AES Corporation(a)                                                       3,133,250
                                                                                       ------------
                                                                                          6,371,000
                                                                                       ------------
TOTAL COMMON STOCKS
  (cost $259,336,596)                                                                   647,812,018

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

 PRINCIPAL                                    COUPON              MATURITY
  AMOUNT                                       RATE                 DATE                  VALUE
-----------                                  --------  ------------------------------  ------------
CORPORATE BONDS (12.3%)
AGRICULTURE, FOODS, & BEVERAGE (.9%)
$ 3,000,000  Pioneer Hi-Bred International
               Inc.                             5.750% January 15, 2009                $  2,796,360
  3,000,000  Dean Foods Company                 6.625% May 15, 2009                       2,723,820
  2,950,000  Archer-Daniels-Midland Company     5.870% November 15, 2010                  2,644,940
                                                                                       ------------
                                                                                          8,165,120
                                                                                       ------------

AUTOMOTIVE (.6%)
  3,000,000  Daimler Chrysler North America     6.900% September 1, 2004                  2,959,800
  3,000,000  General Motors Acceptance
               Corp.                            7.750% January 19, 2010                   3,014,460
                                                                                       ------------
                                                                                          5,974,260
                                                                                       ------------

BUILDING MATERIALS & CONSTRUCTION (.6%)
  3,000,000  Leggett & Platt Inc.               7.650% February 15, 2005                  3,095,340
  3,000,000  Vulcan Materials Company           6.000% April 1, 2009                      2,741,490
                                                                                       ------------
                                                                                          5,836,830
                                                                                       ------------

CHEMICALS (.7%)
  3,000,000  PPG Industries Inc.                6.750% August 15, 2004                    2,978,310
  3,250,000  EI du Pont de Nemours and
               Company                          6.750% October 15, 2004                   3,282,175
                                                                                       ------------
                                                                                          6,260,485
                                                                                       ------------

COMPUTERS (.3%)
  3,000,000  International Business
               Machines Corporation             5.375% February 1, 2009                   2,686,290
                                                                                       ------------

CONSUMER & MARKETING (1.2%)
  2,000,000  Hasbro Inc.                        5.600% November 1, 2005                   1,704,760
  3,000,000  Kimberly Clark Corp.               7.100% August 1, 2007                     3,099,090
  3,000,000  The Procter & Gamble Company       6.875% September 15, 2009                 3,041,250
  3,000,000  Unilever Capital Corporation       7.125% November 1, 2010                   3,031,740
                                                                                       ------------
                                                                                         10,876,840
                                                                                       ------------

CONTAINERS & PACKAGING (.5%)
  5,000,000  Avery Dennison Corp.               5.900% December 1, 2008                   4,577,900
                                                                                       ------------

ELECTRONIC/ELECTRICAL MFG. (.3%)
  3,000,000  Emerson Electric Co.               5.850% March 15, 2009                     2,822,670
                                                                                       ------------

FINANCIAL SERVICES (1.1%)
  3,000,000  Household Finance Corp.            7.200% July 15, 2006                      2,978,430
  3,000,000  Ford Motor Credit Company          5.800% January 12, 2009                   2,651,970
  2,000,000  General Electric Capital Corp.     7.375% January 19, 2010                   2,097,300
  3,000,000  BellSouth Capital Funding
               Corp.                            7.750% February 15, 2010                  3,088,080
                                                                                       ------------
                                                                                         10,815,780
                                                                                       ------------

HEALTH CARE (.6%)
  3,000,000  Johnson & Johnson                  6.625% September 1, 2009                  3,003,840
  3,000,000  Becton Dickinson & Co.             7.150% October 1, 2009                    2,966,190
                                                                                       ------------
                                                                                          5,970,030
                                                                                       ------------

MACHINERY & MANUFACTURING (1.6%)
  3,000,000  United Technologies Corp.          7.000% September 15, 2006                 3,034,410

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

 PRINCIPAL                                    COUPON              MATURITY
  AMOUNT                                       RATE                 DATE                  VALUE
-----------                                  --------  ------------------------------  ------------
MACHINERY & MANUFACTURING (CONTINUED)
$ 3,000,000  Illinois Tool Works Inc.           5.750% March 1, 2009                   $  2,784,960
  3,000,000  Caterpillar Inc.                   7.250% September 15, 2009                 2,970,180
  3,000,000  Honeywell International Inc.       7.500% March 1, 2010                      3,126,540
  3,000,000  Deere & Company                    7.850% May 15, 2010                       3,110,280
                                                                                       ------------
                                                                                         15,026,370
                                                                                       ------------

MEDIA & BROADCASTING (.3%)
  3,000,000  The Washington Post Company        5.500% February 15, 2009                  2,725,500
                                                                                       ------------

OIL & GAS (.3%)
  3,000,000  Texaco Capital                     5.500% January 15, 2009                   2,762,580
                                                                                       ------------

RETAILERS (.6%)
  3,000,000  Albertsons Inc.                    6.950% August 1, 2009                     2,847,840
  3,000,000  Wal-Mart Stores Inc.               6.875% August 10, 2009                    3,037,020
                                                                                       ------------
                                                                                          5,884,860
                                                                                       ------------

TELECOM & TELECOM EQUIPMENT (2.1%)
  3,000,000  Vodafone Group PLC                 7.625% February 15, 2005                  3,061,980
  3,000,000  Deutsche Telekom International
               Financial                        7.750% June 15, 2005                      3,051,990
  3,000,000  WorldCom Inc.                      7.750% April 1, 2007                      3,043,740
  5,000,000  US West Communications             5.625% November 15, 2008                  4,459,000
  3,000,000  AT&T Corp.                         6.000% March 15, 2009                     2,674,170
  1,000,000  New England Telephone &
               Telegraph Co.                    5.875% April 15, 2009                       917,530
  3,000,000  Motorola Inc.                      7.625% November 15, 2010                  3,065,010
                                                                                       ------------
                                                                                         20,273,420
                                                                                       ------------

UTILITIES & ENERGY (.6%)
  3,000,000  Alabama Power Company              7.125% August 15, 2004                    3,031,650
  3,000,000  Duke Energy Corporation            7.375% March 1, 2010                      3,064,200
                                                                                       ------------
                                                                                          6,095,850
                                                                                       ------------
TOTAL CORPORATE BONDS
  (cost $119,553,225)                                                                   116,754,785
U.S. TREASURY OBLIGATIONS (16.5%)
  1,200,000  U.S. Treasury Notes                7.750% February 15, 2001                  1,203,312
  5,000,000  U.S. Treasury Notes                6.375% March 31, 2001                     5,000,800
    625,000  U.S. Treasury Bonds               13.125% May 15, 2001                         644,313
  2,000,000  U.S. Treasury Notes                8.000% May 15, 2001                       2,016,040
    680,000  U.S. Treasury Bonds               13.375% August 15, 2001                      713,354
  2,500,000  U.S. Treasury Notes                7.500% November 15, 2001                  2,532,575
  1,000,000  U.S. Treasury Bonds               14.250% February 15, 2002                  1,095,180
  2,000,000  U.S. Treasury Notes                7.500% May 15, 2002                       2,046,620
  5,000,000  U.S. Treasury Notes                6.000% July 31, 2002                      5,021,050
  7,500,000  U.S. Treasury Notes                6.375% August 15, 2002                    7,579,725
  2,570,000  U.S. Treasury Bonds               11.625% November 15, 2002                  2,847,714
  5,000,000  U.S. Treasury Notes                6.250% February 15, 2003                  5,063,650
  3,000,000  U.S. Treasury Bonds               10.750% May 15, 2003                       3,345,720
  9,000,000  U.S. Treasury Notes                5.750% August 15, 2003                    9,042,930
  5,500,000  U.S. Treasury Bonds               11.875% November 15, 2003                  6,422,735
  2,000,000  U.S. Treasury Notes                5.875% February 15, 2004                  2,018,640
  9,000,000  U.S. Treasury Notes                7.250% May 15, 2004                       9,468,900

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

 PRINCIPAL                                    COUPON              MATURITY
  AMOUNT                                       RATE                 DATE                  VALUE
-----------                                  --------  ------------------------------  ------------
U.S. TREASURY OBLIGATIONS (CONTINUED)
$ 6,000,000  U.S. Treasury Notes                7.250% August 15, 2004                 $  6,341,280
  1,500,000  U.S. Treasury Bonds               11.625% November 15, 2004                  1,817,970
  5,000,000  U.S. Treasury Notes                7.500% February 15, 2005                  5,364,350
  4,500,000  U.S. Treasury Notes                6.500% May 15, 2005                       4,679,640
  6,000,000  U.S. Treasury Notes                5.875% November 15, 2005                  6,100,200
 11,500,000  U.S. Treasury Bonds                9.375% February 15, 2006                 13,481,565
  6,000,000  U.S. Treasury Notes                6.875% May 15, 2006                       6,383,160
  3,000,000  U.S. Treasury Notes                7.000% July 15, 2006                      3,212,430
  4,000,000  U.S. Treasury Notes                6.500% October 15, 2006                   4,195,200
 10,000,000  U.S. Treasury Notes                6.250% February 15, 2007                 10,388,700
  8,000,000  U.S. Treasury Notes                6.625% May 15, 2007                       8,487,040
 10,000,000  U.S. Treasury Notes                5.500% February 15, 2008                 10,007,500
  1,000,000  U.S. Treasury Bonds               10.375% November 15, 2009                  1,162,020
  7,000,000  U.S. Treasury Bonds               10.000% May 15, 2010                       8,165,010
                                                                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $155,688,573)                                                                   155,849,323
GOVERNMENT AGENCY SECURITIES (1.6%)
  5,000,000  Federal Home Loan Mortgage
               Corp.                            7.375% May 15, 2003                       5,138,700
 10,000,000  Federal National Mortgage
               Association                      6.000% May 15, 2008                       9,760,500
                                                                                       ------------
TOTAL GOVERNMENT AGENCY SECURITIES
  (cost $14,515,087)                                                                     14,899,200

 SHARES OR
 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM INVESTMENTS (.6%)
  3,000,000  Ford Motor Credit Company,
               6.507%, December, 2000                                                     3,000,000
  2,737,536  Chase Vista Treasury Plus
               Money Market Fund                                                          2,737,536
                                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $5,737,536)                                                                       5,737,536
                                                                                       ------------

TOTAL INVESTMENTS (99.5%)
  (cost $554,831,017)                                                                   941,052,862

CASH AND OTHER ASSETS, NET OF LIABILITIES (0.5%)                                          4,732,286
                                                                                       ------------
NET ASSETS (100.0%)                                                                    $945,785,148
                                                                                       ============

Notes:

(a)  Non-income producing security.
At November 30, 2000, net unrealized appreciation of $386,221,845 consisted of gross unrealized appreciation of $402,885,161 and gross unrealized depreciation of $16,663,316 based on cost of $554,831,017 for federal income tax purposes.

                See accompanying notes to financial statements.

                         STATE FARM BALANCED FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 2000

ASSETS
  Investments, at value (cost $554,831,017)                  $941,052,862
  Receivable for:
    Dividends and interest                     $  5,025,753
    Shares of the Fund sold                         131,193     5,156,946
                                               ------------
  Prepaid expenses                                                 18,436
                                                             ------------
  Total assets                                                946,228,244
                                                             ------------
LIABILITIES AND NET ASSETS
  Payable for:
    Shares of the Fund redeemed                      91,050
    Manager                                         323,139       414,189
                                               ------------
  Accrued liabilities                                              28,907
                                                             ------------
  Total liabilities                                               443,096
                                                             ------------
Net assets applicable to 18,454,945 shares
  outstanding of
  $1.00 par value common stock (40,000,000
  shares authorized)                                         $945,785,148
                                                             ============
Net asset value, offering price and
  redemption price per share                                 $      51.25
                                                             ============
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales of
    shares over amounts paid on redemptions
    of shares on account of capital                          $539,004,175
  Accumulated net realized loss on sales of
    investments                                                (4,256,235)
  Net unrealized appreciation of investments                  386,221,845
  Undistributed net investment income                          24,815,363
                                                             ------------
  Net assets applicable to shares outstanding                $945,785,148
                                                             ============

                See accompanying notes to financial statements.

                         STATE FARM BALANCED FUND, INC.
                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED NOVEMBER 30,
                                          ------------------------
                                              2000         1999
                                          ------------  ----------
INVESTMENT INCOME:
  Dividends                               $  8,607,496   8,844,759
  Interest                                  20,286,207  21,001,785
                                          ------------  ----------
                                            28,893,703  29,846,544
  Less: foreign withholding taxes              116,756     144,691
                                          ------------  ----------
  Total investment income                   28,776,947  29,701,853
EXPENSES:
  Investment advisory and management
    fees                                     1,157,544   1,113,753
  Professional fees                             24,755      61,649
  ICI dues                                      19,087      23,365
  Registration fees                                 --       8,879
  Fidelity bond expense                          6,126       5,377
  Directors' fees                                6,750       7,200
  Reports to shareowners                        35,579      32,580
  Security evaluation fees                       5,537       4,571
  Franchise taxes                               17,593      17,600
  Custodian fees                                11,769      17,895
  Other                                             --         131
                                          ------------  ----------
  Total expenses                             1,284,740   1,293,000
                                          ------------  ----------
Net investment income                       27,492,207  28,408,853
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on sales of
    investments                             (4,256,235) 10,843,298
  Change in net unrealized appreciation
    or depreciation                        (11,987,371) 48,274,008
                                          ------------  ----------
Net realized and unrealized gain (loss)
  on investments                           (16,243,606) 59,117,306
                                          ------------  ----------
Net change in net assets resulting from
  operations                              $ 11,248,601  87,526,159
                                          ============  ==========

                See accompanying notes to financial statements.

                         STATE FARM BALANCED FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              2000         1999
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $ 27,492,207   28,408,853
  Net realized gain (loss) on sales of
    investments                             (4,256,235)  10,843,298
  Change in net unrealized appreciation
    or depreciation                        (11,987,371)  48,274,008
                                          ------------  -----------
Net change in net assets resulting from
  operations                                11,248,601   87,526,159
Undistributed net investment income
  (loss) included in the price of shares
  issued and redeemed                         (252,185)     270,649
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income                    (29,063,033) (27,062,617)
  Net realized gain                        (10,500,732)    (382,353)
                                          ------------  -----------
Total distributions to shareowners         (39,563,765) (27,444,970)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                159,716,297  112,775,656
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                           37,839,726   26,064,784
                                          ------------  -----------
                                           197,556,023  138,840,440
  Less payments for shares redeemed        213,927,428  101,669,744
                                          ------------  -----------
Net increase (decrease) in net assets
  from Fund share transactions             (16,371,405)  37,170,696
                                          ------------  -----------
Total increase (decrease) in net assets    (44,938,754)  97,522,534
NET ASSETS:
  Beginning of year                        990,723,902  893,201,368
                                          ------------  -----------
  End of year (including undistributed
    net investment income of $24,815,363
    in 2000, and $26,295,808 in 1999)     $945,785,148  990,723,902
                                          ============  ===========

                See accompanying notes to financial statements.

                         STATE FARM BALANCED FUND, INC.
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past ten years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year):

                                                                   YEAR ENDED NOVEMBER 30,
                                     -----------------------------------------------------------------------------------
                                      2000    1999    1998    1997    1996      1995       1994    1993    1992    1991
                                     ------  ------  ------  ------  ------  ----------   ------  ------  ------  ------
Net asset value, beginning of year   $52.79   49.54   46.09   42.04   37.76     31.12      30.88   31.24   27.98   22.72
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                1.50    1.51    1.54    1.40    1.39      1.25       1.03    0.98    0.98    0.94
  Net gain (loss) on investments
    (both realized and unrealized)    (0.91)   3.23    4.14    5.45    4.38      6.77       0.17   (0.09)   3.29    5.81
                                     ------  ------  ------  ------  ------    ------     ------  ------  ------  ------
  Total from investment operations     0.59    4.74    5.68    6.85    5.77      8.02       1.20    0.89    4.27    6.75
                                     ------  ------  ------  ------  ------    ------     ------  ------  ------  ------
LESS DISTRIBUTIONS
  Net investment income               (1.56)  (1.47)  (1.54)  (1.47)  (1.30)    (1.19)     (0.89)  (1.01)  (0.89)  (1.03)
  Net realized gain                   (0.57)  (0.02)  (0.69)  (1.33)  (0.19)    (0.19)     (0.07)  (0.24)  (0.12)  (0.46)
                                     ------  ------  ------  ------  ------    ------     ------  ------  ------  ------
  Total distributions                 (2.13)  (1.49)  (2.23)  (2.80)  (1.49)    (1.38)     (0.96)  (1.25)  (1.01)  (1.49)
                                     ------  ------  ------  ------  ------    ------     ------  ------  ------  ------
Net asset value, end of year         $51.25   52.79   49.54   46.09   42.04     37.76      31.12   30.88   31.24   27.98
                                     ======  ======  ======  ======  ======    ======     ======  ======  ======  ======
TOTAL RETURN                           0.97%   9.72%  12.72%  17.33%  15.78%    26.53%      3.98%   2.91%  15.43%  31.09%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (millions)   $945.8   990.7   893.2   762.3   626.1     499.7      370.5   327.8   259.7   173.5
Ratio of expenses to average net
  assets                               0.13%   0.13%   0.14%   0.14%   0.15%     0.17%(a)   0.17%   0.19%   0.22%   0.26%
Ratio of net investment income to
  average net assets                   2.74%   2.96%   3.34%   3.42%   3.63%     3.66%      3.36%   3.20%   3.29%   3.66%
Portfolio turnover rate                   5%      5%      2%      6%      9%        6%         4%      4%      4%      1%

----------

(a)  The ratio based on net custodian expenses would have been .16% in 1995.

                         STATE FARM INTERIM FUND, INC.

Dear Shareowner:

Interest rates have been falling since the middle of the year. Yields on the U.S. Treasury securities which dominate the investments of your Fund now stand at levels that are about 55 basis points (a basis point is .01%) below those which existed a year ago. Consequently values of investments held by the Fund have increased, and its net asset value has risen over the past twelve months. The Fund's total return, which includes the reinvestment of dividends and increase in net asset value, for the year was 7.70%.

The following graph compares a $10,000 investment in the Interim Fund over the last ten years to a theoretical investment of the same amount in the Lehman Brothers 1-5 year U.S. Treasury Index:

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                        FOR THE YEARS ENDED NOVEMBER 30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        LEHMAN BROTHERS
      INTERIM FUND  1-5 YEAR TREASURY INDEX
1990       $10,000                  $10,000
1991       $11,151                  $11,228
1992       $11,943                  $12,055
1993       $12,869                  $12,852
1994       $12,758                  $12,772
1995       $14,274                  $14,303
1996       $15,051                  $15,120
1997       $15,949                  $16,036
1998       $17,275                  $17,349
1999       $17,510                  $17,749
2000       $18,857                  $19,053

FUND'S AVERAGE ANNUAL TOTAL RETURN
              1 YEAR                5 YEARS  10 YEARS
7.70%                                 5.73%     6.55%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

* The Lehman Brothers 1-5 Year U.S. Treasury Index presently contains approximately 60 U.S. Treasury Securities maturing within one to five years.

The Lehman Brothers 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses.

The pace of general economic growth in the U.S. slowed during the third quarter. Real GDP growth for the third quarter is now estimated at 2.4% compared to 4.8% and 5.6% in the first and second quarters, respectively. Recent reports covering the general economy suggest that U.S. economic activity is now more sluggish than we have become accustomed to in recent years. Consumers and businesses seem to be holding back as they react to volatility on the downside in stock markets, higher energy prices and interest rates. It also looks like a slowdown in economic growth is occurring globally. Foreign economies are reacting to pervasive central bank tightenings over the past year or so, higher energy prices and spillover from the U.S. slowdown.

Conditions in money and credit markets have changed significantly over the course of the Fund's fiscal year. One year ago the Federal Reserve Board was in the middle of a monetary tightening cycle that eventually increased short-term interest rates 175 basis points cumulatively on six different occasions. The tightening cycle began in June 1999 and perhaps ended in May 2000.

The Federal Reserve Board has resisted further interest rate increases since May, and at its recent December meeting announced a change in its policy bias. Policymakers at the central bank now appear to be indicating that concerns about a possible recession outweigh those related to prospects for rising inflation. Prior to the December meeting, the potential for rising inflation was its main worry. Investors are anticipating that the slowing economy will reduce inflationary wage pressures sufficiently so that further tightening of official monetary policy will not be required. Yields on bonds with different maturities and pricing in the federal funds futures market currently suggest reductions in short-term interest rates are expected before too long.

                         STATE FARM INTERIM FUND, INC.

The general composition of the Fund's portfolio changed very little over the year with primary investments consisting of U.S. Treasury issues which mature regularly over the next six years. The weighted average maturity of the portfolio presently stands at three years, which is unchanged from a year ago. The relatively short maturity structure of the portfolio tends to mitigate fluctuations in the Fund's net asset value. The high quality investments provide a dependable flow of dividend income.

As you know the Fund declares a dividend each day from its net investment income which is payable on the last day of the calendar quarter. All dividends are automatically invested in shares of the Fund unless you have advised State Farm Investment Management Corp. otherwise in writing.

Sincerely,

         [/S/ KURT G. MOSER]                  [/S/ DONALD E. HELTNER]
            Kurt G. Moser                        Donald E. Heltner
         Sr. Vice President                       Vice President

                         STATE FARM INTERIM FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 2000

PRINCIPAL                                   COUPON
  AMOUNT                                     RATE           MATURITY DATE              VALUE
----------                                  ------  ------------------------------  ------------
U.S. TREASURY OBLIGATIONS (98.0%)
$3,000,000  U.S. Treasury Notes             5.500%  December 31, 2000               $  2,997,150
 1,000,000  U.S. Treasury Notes             5.250%  January 31, 2001                     998,180
 1,500,000  U.S. Treasury Notes             7.750%  February 15, 2001                  1,504,140
 4,000,000  U.S. Treasury Notes             5.625%  February 28, 2001                  3,994,240
 5,000,000  U.S. Treasury Notes             8.000%  May 15, 2001                       5,040,100
 1,000,000  U.S. Treasury Notes             7.875%  August 15, 2001                    1,011,720
 3,000,000  U.S. Treasury Notes             6.375%  September 30, 2001                 3,005,550
 4,000,000  U.S. Treasury Notes             7.500%  November 15, 2001                  4,052,120
 4,000,000  U.S. Treasury Notes             7.500%  May 15, 2002                       4,093,240
 8,000,000  U.S. Treasury Notes             6.375%  August 15, 2002                    8,085,040
 5,000,000  U.S. Treasury Notes             5.750%  November 30, 2002                  5,013,150
 6,000,000  U.S. Treasury Notes             6.250%  February 15, 2003                  6,076,380
 5,000,000  U.S. Treasury Notes             5.750%  April 30, 2003                     5,017,100
 7,000,000  U.S. Treasury Notes             5.750%  August 15, 2003                    7,033,390
 8,000,000  U.S. Treasury Notes             7.250%  May 15, 2004                       8,416,800
 5,000,000  U.S. Treasury Notes             7.250%  August 15, 2004                    5,284,400
 4,000,000  U.S. Treasury Notes             7.875%  November 15, 2004                  4,324,720
 4,000,000  U.S. Treasury Notes             7.500%  February 15, 2005                  4,291,480
 4,000,000  U.S. Treasury Notes             6.500%  May 15, 2005                       4,159,680
 8,000,000  U.S. Treasury Notes             6.500%  August 15, 2005                    8,327,200
 4,000,000  U.S. Treasury Notes             5.875%  November 15, 2005                  4,066,800
 8,000,000  U.S. Treasury Notes             5.625%  February 15, 2006                  8,048,080
 7,000,000  U.S. Treasury Notes             6.500%  October 15, 2006                   7,341,600
                                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $114,437,500)                                                                112,182,260

SHARES
----------
SHORT-TERM INVESTMENTS (2.0%)
 2,204,470  Chase Vista Treasury Plus
              Money Market Fund
              (cost $2,204,470)                                                        2,204,470
                                                                                    ------------

TOTAL INVESTMENTS (100.0%)
  (cost $116,641,970)                                                                114,386,730

CASH AND OTHER ASSETS, NET OF LIABILITIES (0.0%)                                          54,491
                                                                                    ------------
NET ASSETS (100.0%)                                                                 $114,441,221
                                                                                    ============

Notes:
At November 30, 2000, net unrealized depreciation of $2,255,240 consisted of gross unrealized appreciation of $496,861 and gross unrealized depreciation of $2,752,101 based on cost of $116,641,970 for federal income tax purposes.

                See accompanying notes to financial statements.

                         STATE FARM INTERIM FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 2000

ASSETS
  Investments, at value
    (cost $116,641,970)                                $ 114,386,730
  Receivable for:
    Interest                              $ 1,286,223
    Shares of the Fund sold                    90,176      1,376,399
                                          -----------
  Prepaid expenses                                             4,465
                                                       -------------
  Total assets                                           115,767,594
                                                       -------------
LIABILITIES AND NET ASSETS
  Dividends to shareowners                                 1,213,502
  Payable for:
    Shares of the Fund redeemed                37,573
    Manager                                    52,680         90,253
                                          -----------
  Accrued liabilities                                         22,618
                                                       -------------
  Total liabilities                                        1,326,373
                                                       -------------
Net assets applicable to 11,980,099
  shares outstanding
  of $1.00 par value common stock
  (40,000,000 shares authorized)                       $ 114,441,221
                                                       =============
Net asset value, offering price and
  redemption price per share                           $        9.55
                                                       =============
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                            $ 124,500,544
  Accumulated net realized loss on sales
    of investments                                        (7,804,083)
  Net unrealized depreciation of
    investments                                           (2,255,240)
                                                       -------------
  Net assets applicable to shares
    outstanding                                        $ 114,441,221
                                                       =============

                See accompanying notes to financial statements.

                         STATE FARM INTERIM FUND, INC.
                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED NOVEMBER 30,
                                          -----------------------
                                             2000         1999
                                          -----------  ----------
INVESTMENT INCOME:
  Interest                                $ 8,625,992  10,570,203
EXPENSES:
  Investment advisory and management
    fees                                      200,660     230,126
  Professional fees                            21,017      41,759
  ICI dues                                      2,992       6,174
  Registration fees                                --         145
  Fidelity bond expense                         2,941       2,709
  Directors' fees                               2,250       2,400
  Reports to shareowners                        5,045       5,533
  Security evaluation fees                        602         963
  Franchise taxes                              10,434       8,323
  Custodian fees                                5,092      10,256
  Other                                            --         131
                                          -----------  ----------
  Total expenses                              251,033     308,519
                                          -----------  ----------
Net investment income                       8,374,959  10,261,684
REALIZED AND UNREALIZED GAIN (LOSS): ON
  INVESTMENTS:
  Net realized loss on sales of
    investments                            (3,819,121)   (884,533)
  Change in net unrealized appreciation
    or depreciation                         4,390,452  (7,167,018)
                                          -----------  ----------
Net realized and unrealized gain (loss)
  on investments                              571,331  (8,051,551)
                                          -----------  ----------
Net change in net assets resulting from
  operations                              $ 8,946,290   2,210,133
                                          ===========  ==========

                See accompanying notes to financial statements.

                         STATE FARM INTERIM FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              2000         1999
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $  8,374,959   10,261,684
  Net realized loss on sales of
    investments                             (3,819,121)    (884,533)
  Change in net unrealized appreciation
    or depreciation                          4,390,452   (7,167,018)
                                          ------------  -----------
Net change in net assets resulting from
  operations                                 8,946,290    2,210,133
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income                     (8,374,959) (10,261,684)
                                          ------------  -----------
Total distributions to shareowners          (8,374,959) (10,261,684)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                 47,661,071   75,116,757
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                            7,856,803    9,326,141
                                          ------------  -----------
                                            55,517,874   84,442,898
  Less payments for shares redeemed         93,216,211   78,967,686
                                          ------------  -----------
Net increase (decrease) in net assets
  from Fund share transactions             (37,698,337)   5,475,212
                                          ------------  -----------
Total decrease in net assets               (37,127,006)  (2,576,339)
NET ASSETS:
  Beginning of year                        151,568,227  154,144,566
                                          ------------  -----------
  End of year                             $114,441,221  151,568,227
                                          ============  ===========

                See accompanying notes to financial statements.

                         STATE FARM INTERIM FUND, INC.
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past ten years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year):

                                                              YEAR ENDED NOVEMBER 30,
                                ------------------------------------------------------------------------------------
                                 2000   1999   1998   1997     1996        1995        1994      1993   1992   1991
                                ------  -----  -----  -----  ---------   ---------   ---------   -----  -----  -----
Net asset value, beginning of
  year                          $ 9.47   9.98   9.85   9.98    10.15        9.72       10.52     10.46  10.50  10.16
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income           0.63   0.64   0.68   0.69     0.70        0.70        0.71      0.74   0.78   0.78
  Net gain (loss) on
    investments (both realized
    and unrealized)               0.08  (0.51)  0.13  (0.13)   (0.17)       0.43       (0.80)     0.06  (0.04)  0.34
                                ------  -----  -----  -----    -----       -----       -----     -----  -----  -----
  Total from investment
    operations                    0.71   0.13   0.81   0.56     0.53        1.13       (0.09)     0.80   0.74   1.12
                                ------  -----  -----  -----    -----       -----       -----     -----  -----  -----
LESS DISTRIBUTIONS
  Net investment income          (0.63) (0.64) (0.68) (0.69)   (0.70)      (0.70)      (0.71)    (0.74) (0.78) (0.78)
                                ------  -----  -----  -----    -----       -----       -----     -----  -----  -----
  Total distributions            (0.63) (0.64) (0.68) (0.69)   (0.70)      (0.70)      (0.71)    (0.74) (0.78) (0.78)
                                ------  -----  -----  -----    -----       -----       -----     -----  -----  -----
Net asset value, end of year    $ 9.55   9.47   9.98   9.85     9.98       10.15        9.72     10.52  10.46  10.50
                                ======  =====  =====  =====    =====       =====       =====     =====  =====  =====
TOTAL RETURN                      7.70%  1.35%  8.31%  5.87%    5.44%      11.91%      (0.85)%    7.82%  7.19% 11.41%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (millions)                    $114.4  151.6  154.1  112.8    107.6       104.7        94.3     103.7   85.9   66.8
Ratio of expenses to average
  net assets                      0.20%  0.20%  0.21%  0.22%    0.23%(a)    0.25%(a)    0.22%     0.25%  0.27%  0.28%
Ratio of net investment income
  to average net assets           6.66%  6.63%  6.80%  7.03%    7.03%       7.00%       7.00%     7.00%  7.30%  7.65%
Portfolio turnover rate             12%    12%    14%    15%      17%         17%         15%       15%    15%    14%

----------

(a) The ratio based on net custodian expenses would have been .22% in 1996 and .24% in 1995.

                      STATE FARM MUNICIPAL BOND FUND, INC.

Dear Shareowner:

Interest rates have been falling since the middle of the year. Yields on the municipal bonds owned by your Fund now stand at levels that are about 20 basis points (a basis point is .01%) below those which existed a year ago. Consequently values of investments held by the Fund have increased, and its net asset value has risen over the past twelve months. The Fund's total return, which includes the reinvestment of dividends and increase in net asset value, for the year was 6.87%.

The following graph compares a $10,000 investment in the Municipal Bond Fund over the last 10 years to a theoretical investment of the same amount in the Lehman Brothers Municipal Bond Index:

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                        FOR THE YEARS ENDED NOVEMBER 30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

THOUSANDS

      MUNICIPAL  LEHMAN BROTHERS
      BOND FUND  MUNI BOND INDEX
1990    $10,000          $10,000
1991    $10,924          $11,026
1992    $11,905          $12,132
1993    $12,994          $13,477
1994    $12,660          $12,770
1995    $14,459          $15,183
1996    $15,203          $16,076
1997    $16,075          $17,301
1998    $17,170          $18,644
1999    $17,176          $18,444
2000    $18,357          $19,953

FUND'S AVERAGE ANNUAL TOTAL RETURN
              1 YEAR                5 YEARS  10 YEARS
6.87%                                 4.91%     6.27%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

* The Lehman Brothers Municipal Bond Index includes approximately 52,000 municipal bonds which are selected to be representative of the market. To be included in the Index, a municipal Bond must meet the following criteria: have a minimum credit rating of Baa; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least $3 million; have been issued since December 31, 1991; and have a maturity of at least one year.

The Lehman Brothers Index represents an unmanaged group of bonds that differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses.

The pace of general economic growth in the U.S. slowed during the third quarter. Real GDP growth for the third quarter is now estimated at 2.4% compared to 4.8% and 5.6% in the first and second quarters, respectively. Recent reports covering the general economy suggest that U.S. economic activity is now more sluggish than we have become accustomed to in recent years. Consumers and businesses seem to be holding back as they react to volatility on the downside in stock markets, higher energy prices and interest rates. It also looks like a slowdown in economic growth is occurring globally. Foreign economies are reacting to pervasive central bank tightenings over the past year or so, the higher energy prices and spillover from the U.S. slowdown.

Conditions in money and credit markets have changed significantly over the course of the Fund's fiscal year. One year ago the Federal Reserve Board was in the middle of a monetary tightening cycle that eventually increased short-term interest rates 175 basis points cumulatively on six different occasions. The tightening cycle began in June 1999 and perhaps ended in May 2000.

The Federal Reserve Board has resisted further interest rate increases since May. At its recent December meeting, the central bank announced a change in its policy bias and appeared to indicate that it is now more concerned about a possible recession than the prospects for rising inflation. Prior to the December meeting, the potential for rising inflation was its main worry.

Yields on good quality bonds, including municipal securities, have fallen in reaction to the Federal Reserve being "on hold". Investors are anticipating that the slowing economy will reduce inflationary wage pressures sufficiently so that further tightening of official monetary policy will not be required. Yields on bonds with different maturities and pricing in the federal funds futures market currently suggest reductions in short-term interest rates are expected before too long.

                      STATE FARM MUNICIPAL BOND FUND, INC.

The financial positions of most municipalities, including those whose obligations are owned by your Fund, are now the strongest that we have observed throughout our investment careers. Municipalities have benefited from strong governmental revenues that have accompanied the present business expansion, which is the longest in U.S. history.

The general composition of your Fund's investments has changed very little since our last annual report. An intermediate maturity structure has been the orientation of the Fund's portfolio for several years. Municipal bonds purchased over the past twelve months had maturities ranging from 10-13 years. The average weighted maturity of the Fund's present portfolio is approximately 8 years, which is virtually the same as one year ago, with all maturities spread over the next 16 years. Good quality bonds dominate the portfolio. About 89% of the long-term assets are rated AA or better, and another 2% are not rated, but are considered to be of equivalent quality since those issues are backed by U.S. Treasury securities. The entire portfolio of the Fund falls into the top three rating categories when the aforementioned issues are included at appropriate equivalent ratings.

As always, we encourage you to view your investment in the Fund as a genuinely long-term commitment and to accept market volatility as an inevitable consequence of owning a municipal bond fund. The high quality investments of the Fund should provide a dependable flow of dividend income through all types of markets.

The Fund declares a dividend each day from its net investment income which is payable on the last day of the calendar quarter. All dividends are automatically invested in shares of the Fund unless you have advised State Farm Investment Management Corp. otherwise in writing.

Sincerely,

         [/S/ KURT G. MOSER]                  [/S/ JULIAN R. BUCHER]
            Kurt G. Moser                        Julian R. Bucher
         Sr. Vice President                       Vice President

                      STATE FARM MUNICIPAL BOND FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 2000

                                                                            RATING (A)
 PRINCIPAL                                    COUPON        MATURITY         (MOODY'S
   AMOUNT                                      RATE           DATE           OR S&P)        VALUE
------------                                  -------  -------------------  ----------  -------------
LONG-TERM MUNICIPAL BONDS (97.5%)
ALABAMA (1.9%)
$ 2,200,000   The Water Works and Sewer
                Board, Birmingham, Alabama,
                Water and Sewer Revenue
                Bonds, Series 1994
                (Prerefunded to
                1-1-2004 @ 102)                4.750%  January 1, 2005         Aa3      $  2,252,668
  2,165,000   Huntsville, Alabama, General
                Obligation Warrants,
                Series 1998A                   4.600%  November 1, 2013        Aa2         2,013,320
  2,465,000   Limestone County Board of
                Education, Alabama, Capital
                Outlay Tax Antic Warrants,
                Series 1998                    4.900%  July 1, 2015            Aaa         2,348,751
                                                                                        ------------
                                                                                           6,614,739
                                                                                        ------------

ALASKA (2.0%)
  1,505,000   Anchorage, Alaska, General
                Obligation General Purpose
                Refunding Bonds                4.600%  February 1, 2003        Aaa         1,507,679
  1,500,000   Municipality of Anchorage,
                Alaska, 1993 General
                Obligation Refunding School
                Bonds, Series B                4.900%  September 1, 2003       Aaa         1,514,490
  1,100,000   Municipality of Anchorage,
                Alaska, 1994 General
                Obligation School Bonds        5.400%  July 1, 2005            Aaa         1,135,046
  1,500,000   Municipality of Anchorage,
                Alaska, 2000 General
                Obligation General Purpose
                Bonds, Series A                5.625%  September 1, 2013       Aaa         1,559,790
  1,565,000   Matanuska-Susitna Borough,
                Alaska, General Obligation
                School Bonds, 1999 Series A    5.000%  March 1, 2015           Aaa         1,513,762
                                                                                        ------------
                                                                                           7,230,767
                                                                                        ------------

ARIZONA (5.5%)
  1,000,000   Pima County, Arizona, General
                Obligation Refunding Bonds,
                Series 1992                    6.300%  July 1, 2002            A1          1,028,600
  3,000,000   Tempe Union High School
                District No. 213, Maricopa
                County, Arizona, School
                Improvement General
                Obligation Bonds, Project of
                1989, Series 1992B
                (Prerefunded to
                7-1-2001 @ 101)                5.875%  July 1, 2002            A+          3,055,650
  2,000,000   Deer Valley Unified School
                District No. 97 of Maricopa
                County, Arizona, School
                Improvement Bonds, Project
                of 1992, Series A (1993)       5.125%  July 1, 2004            Aaa         2,041,560
  1,000,000   Maricopa County, Arizona,
                Unified School District No.
                69, Paradise Valley School
                Improvement Bonds,
                Series 1990A                   7.100%  July 1, 2004            A1          1,081,730
  2,340,000   City of Phoenix, Arizona,
                General Obligation Refunding
                Bonds, Series 1993 A           5.300%  July 1, 2006            Aa1         2,430,301
  1,000,000   Maricopa County, Arizona,
                Unified School District No.
                69, Paradise Valley School
                Improvement Bonds,
                Series 1994A                   7.100%  July 1, 2008            A1          1,149,550
  1,200,000   Maricopa County, Arizona,
                Unified School District No.
                69, Paradise Valley School
                Improvement Bonds,
                Series 1994A                   7.000%  July 1, 2009            A1          1,386,660
  2,500,000   Maricopa County, Arizona,
                Unified School District No.
                69, Paradise Valley School
                Improvement Bonds,
                Series 1994A                   7.000%  July 1, 2010            A1          2,918,500
  4,250,000   Mesa Unified School District
                No. 4 of Maricopa County,
                Arizona, School Improvement
                Bonds, Project of 1995,
                Series D (1997)                4.750%  July 1, 2010            Aaa         4,254,590
                                                                                        ------------
                                                                                          19,347,141
                                                                                        ------------

CALIFORNIA (3.3%)
    400,000   State of California, General
                Obligation Veterans Bonds,
                Series AL                      9.600%  April 1, 2001           Aa2           407,372
  1,400,000   San Diego County, California,
                Water Authority Water
                Revenue Certificates of
                Participation, Series 1991A    6.000%  May 1, 2001             Aa3         1,412,558
  3,000,000   City of Los Angeles,
                California, Department of
                Water and Power, Electric
                Plant Refunding Revenue
                Bonds, Second Issue of 1993    4.800%  November 15, 2004       Aa3         3,068,250
  2,000,000   State of California, Various
                Purpose General Obligation
                Bonds                          6.000%  October 1, 2006         Aa2         2,179,100
  2,830,000   Sacramento County, California,
                Sanitary District Financing
                Authority Revenue Bonds,
                1995                           5.000%  December 1, 2007        Aaa         2,973,141

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

                                                                            RATING (A)
 PRINCIPAL                                    COUPON        MATURITY        (MOODY'S
  AMOUNT                                       RATE           DATE           OR S&P)       VALUE
------------                                  -------  -------------------  ----------  -------------
CALIFORNIA (CONTINUED)
$ 1,500,000   Sacramento County, California,
                Sanitary District Financing
                Authority Revenue Bonds,
                1995 (Prerefunded to
                12-1-2007 @ 100)               5.000%  December 1, 2008        Aaa      $  1,575,870
                                                                                        ------------
                                                                                          11,616,291
                                                                                        ------------

COLORADO (4.7%)
  2,620,000   Cherry Creek School District
                No. 5, Arapahoe County,
                Colorado, General Obligation
                Improvement Bonds,
                Series 1990 (Prerefunded to
                12-15-2000 @ 101)              7.000%  December 15, 2003       Aa1         2,648,846
  2,000,000   Jefferson County, Colorado,
                School District No. R-1
                General Obligation Bonds,
                Series 1992 (Prerefunded to
                12-15-2002 @ 101)              5.750%  December 15, 2003       Aaa         2,070,020
  2,000,000   Arapahoe County School
                District # 6, Colorado,
                Littleton Public Schools
                General Obligation
                Improvement Bonds,
                Series 1995A                   5.000%  December 1, 2007        Aa2         2,051,040
  2,000,000   Cherry Creek School District
                No. 5 (Arapahoe County,
                Colorado), General
                Obligation Bonds,
                Series 1999                    5.500%  December 15, 2009       Aa1         2,115,200
  2,540,000   Mesa County Valley School
                District No. 51, County of
                Mesa, State of Colorado,
                General Obligation Bonds,
                Series 1996                    5.300%  December 1, 2010        Aaa         2,616,302
  3,135,000   St. Vrain School District #
                R3-1J, Colorado, General
                Obligation, Series 1997        5.000%  December 15, 2012       Aaa         3,136,975
  1,855,000   City of Boulder, Colorado,
                Open Space Acquisition
                Refunding Bonds,
                Series 1999                    5.000%  August 15, 2013         Aa1         1,847,951
                                                                                        ------------
                                                                                          16,486,334
                                                                                        ------------

DELAWARE (.7%)
  1,125,000   The State of Delaware, General
                Obligation Bonds,
                Series 1994B (Prerefunded to
                12-1-2004 @ 100)               6.000%  December 1, 2011        Aaa         1,186,189
  1,125,000   The State of Delaware, General
                Obligation Bonds,
                Series 1994B (Prerefunded to
                12-1-2004 @ 100)               6.000%  December 1, 2012        Aaa         1,186,189
                                                                                        ------------
                                                                                           2,372,378
                                                                                        ------------

FLORIDA (1.9%)
  2,000,000   School District of Leon
                County, Florida, General
                Obligation Refunding Bonds,
                Series 1991                    5.850%  July 1, 2001            A1          2,017,440
  2,000,000   State of Florida, State Board
                of Education, Public
                Education Capital Outlay
                Refunding Bonds, 1995
                Series C                       5.125%  June 1, 2008            Aa2         2,047,020
  3,000,000   State of Florida, State Board
                of Education Capital Outlay,
                1999 Series A                  4.750%  January 1, 2015         Aa2         2,817,690
                                                                                        ------------
                                                                                           6,882,150
                                                                                        ------------

GEORGIA (7.8%)
  1,500,000   Municipal Electric Authority
                of Georgia, General Power
                Revenue Bonds, Series 1993A
                (Escrowed to maturity)         5.000%  January 1, 2004         A3          1,519,170
  1,205,000   DeKalb County School District,
                Georgia, General Obligation
                Refunding Bonds,
                Series 1993                    5.100%  July 1, 2004            Aa2         1,229,449
  3,215,000   Forsyth County School
                District, Georgia, General
                Obligation Bonds,
                Series 1995 (Prerefunded to
                7-1-2005 @ 102)                5.050%  July 1, 2007            Aaa         3,338,488
  3,590,000   State of Georgia, General
                Obligation Bonds,
                Series 1996C                   6.250%  August 1, 2009          Aaa         3,993,013
  2,000,000   State of Georgia, General
                Obligation Bonds,
                Series 1995C                   5.700%  July 1, 2011            Aaa         2,151,380
  4,000,000   Gwinnett County Water & Sewer
                Authority, Georgia, Revenue
                Series 1998                    5.000%  August 1, 2011          Aaa         4,054,880
  3,000,000   State of Georgia, General
                Obligation Bonds,
                Series 1995B                   5.750%  March 1, 2012           Aaa         3,231,780
  3,000,000   State of Georgia, General
                Obligation Bonds,
                Series 1997A                   6.250%  April 1, 2012           Aaa         3,365,490
  1,055,000   Columbia County, Georgia,
                General Obligation Bonds
                (Courthouse/Detention Center
                Projects), Series 1998         4.700%  Feburary 1, 2013        A+            992,544

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

                                                                            RATING (A)
 PRINCIPAL                                    COUPON        MATURITY        (MOODY'S
  AMOUNT                                       RATE           DATE           OR S&P)       VALUE
------------                                  -------  -------------------  ----------  -------------
GEORGIA (CONTINUED)
$ 1,195,000   Columbia County, Georgia,
                General Obligation Bonds
                (Courthouse/Detention Center
                Projects), Series 1998         4.800%  February 1, 2014        A+       $  1,126,670
  2,500,000   Fayette County School
                District, Georgia, General
                Obligation Refunding School
                Bonds, Series 1999             4.750%  March 1, 2015           Aa3         2,388,275
                                                                                        ------------
                                                                                          27,391,139
                                                                                        ------------

HAWAII (2.8%)
  2,200,000   City and County of Honolulu,
                Hawaii, General Obligation
                Refunding Bonds, Series 1      5.600%  June 1, 2001            Aa3         2,213,200
  1,775,000   City and County of Honolulu,
                Hawaii, General Obligation
                Bonds, 1996 Series A           5.400%  September 1, 2009       Aaa         1,847,793
  2,225,000   City and County of Honolulu,
                Hawaii, General Obligation
                Bonds, 1996 Series A
                (Prerefunded to
                9-1-2008 @ 100)                5.400%  September 1, 2009       Aaa         2,332,423
  3,000,000   State of Hawaii, General
                Obligation Bonds of 1992,
                Series BW                      6.375%  March 1, 2011           Aa3         3,338,940
                                                                                        ------------
                                                                                           9,732,356
                                                                                        ------------

IDAHO (.4%)
  1,540,000   Joint School District No. 2,
                Ada & Canyon Counties,
                Idaho, General Obligation
                School Bonds, Series 1994      5.000%  July 30, 2004           Aa2         1,563,593
                                                                                        ------------

ILLINOIS (5.3%)
  2,000,000   Lake County, Illinois, Forest
                Preserve District General
                Obligation Refunding Bonds,
                Series 1992B                   5.700%  February 1, 2003        Aa1         2,048,940
  2,000,000   State of Illinois, General
                Obligation Refunding Bonds,
                Series of June 1993            5.000%  June 1, 2003            Aa2         2,022,140
  2,025,000   County of DuPage, Illinois,
                General Obligation Refunding
                Bonds (Alternate Rev. Source
                - Stormwater Project)          5.100%  January 1, 2004         Aaa         2,054,909
  4,000,000   State of Illinois, General
                Obligation Bonds,
                Series September 1996          5.450%  September 1, 2009       Aaa         4,174,240
  2,500,000   Forest Preserve District of
                Kane County, Kane County,
                Illinois, General Obligation
                Bonds, Series 1999             5.000%  December 30, 2011       Aa3         2,507,125
  3,785,000   DuPage County Forest Preserve
                District, Illinois, General
                Obligation, Series 1997        4.900%  October 1, 2013         Aaa         3,683,486
  2,195,000   Community Unit School District
                Number 200, DuPage County,
                Illinois,
                (Wheaton-Warrenville),
                General Obligation School
                Building Bonds, Series 1999    5.050%  February 1, 2015        Aaa         2,142,561
                                                                                        ------------
                                                                                          18,633,401
                                                                                        ------------

INDIANA (2.3%)
    900,000   Monroe County Jail, Indiana,
                First Mortgage Refunding
                Bonds, Series 1993             4.900%  January 1, 2002         A1            904,212
    925,000   Monroe County Jail, Indiana,
                First Mortgage Refunding
                Bonds, Series 1993             4.900%  July 1, 2002            A1            930,568
  2,000,000   Indianapolis, Indiana, Local
                Public Improvement Bond
                Bank, Series 1993A Bonds       5.250%  January 10, 2004        Aaa         2,040,660
  2,125,000   Southwest Allen, Indiana, High
                School Building Corp., 1st
                Mortgage Refunding Bonds,
                Series 1996B                   4.850%  July 15, 2006           Aaa         2,141,532
  2,325,000   Eagle-Union Community Schools
                Building Corporation, Boone
                County, Indiana, 1st
                Mortgage Refunding Bonds,
                Series 1999                    4.875%  July 5, 2015            Aaa         2,178,130
                                                                                        ------------
                                                                                           8,195,102
                                                                                        ------------

IOWA (1.2%)
  2,000,000   City of Des Moines, Iowa,
                Sewer Revenue Bonds,
                Series 1992D                   6.000%  June 1, 2003            Aaa         2,041,760

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

                                                                            RATING (A)
 PRINCIPAL                                    COUPON        MATURITY        (MOODY'S
  AMOUNT                                       RATE           DATE           OR S&P)       VALUE
------------                                  -------  -------------------  ----------  -------------
IOWA (CONTINUED)
$ 2,045,000   City of Iowa City, Johnson
                County, Iowa, Sewer Revenue
                Bonds                          5.875%  July 1, 2004            Aaa      $  2,083,098
                                                                                        ------------
                                                                                           4,124,858
                                                                                        ------------

KANSAS (.1%)
    220,000   Johnson County Water District
                No. 1, Kansas, Water
                Revenue, Series 1982A
                (Escrowed to maturity)        10.250%  August 1, 2002          Aaa           233,798
                                                                                        ------------

KENTUCKY (1.7%)
  2,720,000   Louisville and Jefferson
                County Metropolitan Sewer
                District (Commonwealth of
                Kentucky), Sewer and
                Drainage System Revenue
                Bonds, Series 1999A            5.500%  May 15, 2009            Aaa         2,860,678
  1,665,000   Jefferson County, Kentucky,
                General Obligation Refunding
                Bonds, Series 1998A            4.600%  December 1, 2013        Aa2         1,554,111
  1,745,000   Jefferson County, Kentucky,
                General Obligation Refunding
                Bonds, Series 1998A            4.700%  December 1, 2014        Aa2         1,637,002
                                                                                        ------------
                                                                                           6,051,791
                                                                                        ------------

LOUISIANA (1.5%)
  5,000,000   State of Louisiana, General
                Obligation Bonds,
                Series 1997A                   5.375%  April 15, 2011          Aaa         5,154,300
                                                                                        ------------

MARYLAND (2.2%)
  2,000,000   Howard County, Maryland,
                Consolidated Public
                Improvement Refunding Bonds,
                Series 1991B                   5.800%  August 15, 2001         Aaa         2,020,920
  5,750,000   Montgomery County, Maryland,
                General Obligation
                Consolidated Public
                Improvement, 1998 Series A     4.875%  May 1, 2013             Aaa         5,701,700
                                                                                        ------------
                                                                                           7,722,620
                                                                                        ------------

MICHIGAN (4.2%)
  3,140,000   State of Michigan, General
                Obligation Bonds, Clean
                Michigan Initiative Program,
                Series 1999A                   5.500%  November 1, 2009        Aaa         3,337,632
  2,500,000   Lake Orion Community School
                District, County of Oakland,
                State of Michigan, 2000
                School Building and Site
                Bonds, (General Obligation -
                Unlimited Tax), Series A (a)   5.550%  May 1, 2011             Aaa         2,621,325
  3,800,000   Northville Public Schools,
                Michigan, 1997 General
                Obligation School Building &
                Site & Refunding               5.100%  May 1, 2011             Aaa         3,840,850
  2,465,000   Clarkston Community Schools,
                County of Oakland, State of
                Michigan, 1998 Refunding
                Bonds (General
                Obligation-Unlimited Tax)      4.850%  May 1, 2012             Aaa         2,416,637
  1,400,000   Avondale School District,
                Oakland County, Michigan,
                1999 Refunding Bonds
                (Unlimited Tax General
                Obligation)                    4.850%  May 1, 2015             Aaa         1,320,536
  1,400,000   Avondale School District,
                Oakland County, Michigan,
                1999 Refunding Bonds
                (Unlimited Tax General
                Obligation)                    4.900%  May 1, 2016             Aaa         1,321,432
                                                                                        ------------
                                                                                          14,858,412
                                                                                        ------------

MINNESOTA (2.7%)
  1,885,000   Anoka County, Minnesota,
                General Obligation Capital
                Improvement Refunding Bonds,
                Series 1992C                   5.200%  February 1, 2001        A1          1,887,450
  1,500,000   County of Ramsey, Minnesota,
                General Obligation Capital
                Improvement Refunding Bonds,
                Series 1992C                   5.400%  December 1, 2002        Aaa         1,529,325
  3,215,000   State of Minnesota, General
                Obligation State Refunding
                Bonds of 1983                  5.125%  August 1, 2004          Aaa         3,267,244

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

                                                                            RATING (A)
 PRINCIPAL                                    COUPON        MATURITY        (MOODY'S
  AMOUNT                                       RATE           DATE           OR S&P)       VALUE
------------                                  -------  -------------------  ----------  -------------
MINNESOTA (CONTINUED)
$ 3,000,000   Wayzata Independent School
                District #284, Minnesota,
                General Obligation School
                Building Refunding,
                Series 1998A                   5.000%  February 1, 2012        Aa1      $  3,007,770
                                                                                        ------------
                                                                                           9,691,789
                                                                                        ------------

MISSISSIPPI (1.2%)
  2,100,000   Jackson Public School
                District, Mississippi,
                General Obligation School
                Bonds, Series 1992             5.800%  July 1, 2002            A1          2,142,546
  2,000,000   City of Jackson, Mississippi,
                Water and Sewer System
                Revenue Refunding Bonds,
                Series 1993-A                  4.850%  September 1, 2004       Aaa         2,018,280
                                                                                        ------------
                                                                                           4,160,826
                                                                                        ------------

MISSOURI (.4%)
  1,375,000   The School District of St.
                Joseph, (St. Joseph,
                Missouri), General
                Obligation School Building
                Bonds, Series 2000,
                (Missouri Direct Deposit
                Program)                       5.450%  March 1, 2011           AA+         1,444,328
                                                                                        ------------

NEBRASKA (2.9%)
  2,000,000   City of Lincoln, Nebraska,
                Water Revenue and Refunding
                Bonds, Series 1993             4.900%  August 15, 2003         Aa2         2,022,080
  1,500,000   Omaha, Nebraska, Public Power
                District Electric System
                Revenue Bonds, 1993
                Series B                       5.100%  February 1, 2005        Aa2         1,528,635
  6,000,000   Omaha Public Power District,
                Nebraska, Electric System
                Revenue Bonds, 1992
                Series B (Escrowed to
                maturity)                      6.150%  February 1, 2012        Aa2         6,582,480
                                                                                        ------------
                                                                                          10,133,195
                                                                                        ------------

NEVADA (.6%)
  2,110,000   State of Nevada, General
                Obligation (Limited Tax)
                Hoover Uprating Refunding
                Bonds, Series 1992             6.000%  October 1, 2001         Aa2         2,138,232
                                                                                        ------------

NEW YORK (.4%)
  1,250,000   State of New York, Power
                Authority General Purpose
                Bonds, Series Z (Escrowed
                to maturity)                   6.000%  January 1, 2001         Aaa         1,251,638
                                                                                        ------------

NORTH CAROLINA (3.3%)
  1,600,000   County of Buncombe, North
                Carolina, Refunding Bonds,
                Series 1993                    5.100%  March 1, 2004           Aa2         1,632,512
  1,325,000   Winston-Salem, North Carolina,
                Water and Sewer System
                Revenue Bonds, Series 1995B    5.000%  June 1, 2007            Aa2         1,352,255
  1,665,000   Winston-Salem, North Carolina,
                Water and Sewer System
                Revenue Bonds, Series 1995B    5.100%  June 1, 2008            Aa2         1,703,811
  4,000,000   County of Wake, North
                Carolina, General Obligation
                School Bonds, Series 1997      4.900%  March 1, 2009           Aaa         4,074,200
  3,000,000   State of North Carolina,
                Public School Building
                Bonds, General Obligation,
                Series 1999                    4.600%  April 1, 2016           Aaa         2,749,320
                                                                                        ------------
                                                                                          11,512,098
                                                                                        ------------

NORTH DAKOTA (.6%)
  2,000,000   Fargo, North Dakota, Water
                Revenue of 1993 (Escrowed to
                maturity)                      5.000%  January 1, 2004         Aaa         2,028,440
                                                                                        ------------

OHIO (3.6%)
  1,535,000   Columbus, Ohio, Sewer
                Improvement No. 27 Refunding
                Bonds,
                Series 1991(Unlimited Tax
                General Obligation Bonds)      5.900%  February 15, 2002       Aaa         1,563,121
  2,000,000   Hilliard City School District,
                Ohio, General Obligation
                (Unlimited Tax) School
                Improvement Bonds,
                Series 2000                    5.300%  December 1, 2010        Aa2         2,078,700

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

                                                                            RATING (A)
 PRINCIPAL                                    COUPON        MATURITY        (MOODY'S
  AMOUNT                                       RATE           DATE           OR S&P)       VALUE
------------                                  -------  -------------------  ----------  -------------
OHIO (CONTINUED)
$ 2,000,000   State of Ohio, Higher
                Education Capital
                Facilities, General
                Obligation Bonds,
                Series 2000A                   5.250%  February 1, 2011        Aa1      $  2,063,000
  5,000,000   State of Ohio, Full Faith &
                Credit General Obligation
                Infrastructure Improvement
                Bonds, Series 1997             5.350%  August 1, 2012          Aa1         5,138,850
  1,970,000   Delaware County, Ohio, General
                Obligation, Limited Tax,
                Sewer District Improvement
                Bonds, Series 1999             4.900%  December 1, 2015        Aaa         1,885,211
                                                                                        ------------
                                                                                          12,728,882
                                                                                        ------------

OKLAHOMA (2.1%)
  1,500,000   City of Tulsa, Oklahoma,
                General Obligation Refunding
                Bonds of 1993                  5.050%  June 1, 2002            Aa2         1,514,250
  1,050,000   Oklahoma City, Oklahoma,
                General Obligation Bonds,
                Series 1993                    5.150%  May 1, 2003             Aa2         1,065,677
  1,050,000   Oklahoma City, Oklahoma,
                General Obligation Bonds,
                Series 1993                    5.250%  May 1, 2004             Aa2         1,066,380
  2,000,000   Oklahoma City, Oklahoma,
                General Obligation Refunding
                Bonds, Series 1993             5.300%  August 1, 2005          Aa2         2,058,100
  1,680,000   City of Tulsa, Oklahoma,
                General Obligation Bonds,
                Series 1999                    5.250%  December 1, 2009        Aa2         1,740,950
                                                                                        ------------
                                                                                           7,445,357
                                                                                        ------------

OREGON (1.7%)
  4,000,000   Portland, Oregon, Sewer System
                Revenue Refunding Bonds,
                1997 Series A                  5.000%  June 1, 2011            Aaa         4,037,560
  2,000,000   Washington and Clackamas
                Counties School District
                #23J (Tigard-Tualatin),
                Oregon, General Obligation
                Bonds, Series 1995             5.550%  June 1, 2011            A1          2,064,960
                                                                                        ------------
                                                                                           6,102,520
                                                                                        ------------

PENNSYLVANIA (1.2%)
  1,645,000   City of Lancaster, Lancaster
                County, Pennsylvania,
                General Obligation Bonds,
                Series A of 1998               4.650%  May 1, 2013             Aaa         1,546,547
  2,695,000   City of Lancaster, Lancaster
                County, Pennsylvania,
                General Obligation Bonds,
                Series A of 1998               4.750%  May 1, 2014             Aaa         2,537,531
                                                                                        ------------
                                                                                           4,084,078
                                                                                        ------------

SOUTH CAROLINA (2.8%)
  1,625,000   Charleston County, South
                Carolina, General Obligation
                Bonds of 1994 (ULT)
                (Escrowed to maturity)         5.400%  June 1, 2005            Aa3         1,680,673
  1,700,000   State of South Carolina,
                General Obligation State
                Highway Bonds, Series 1995     5.100%  August 1, 2008          Aaa         1,749,215
  1,700,000   State of South Carolina,
                General Obligation State
                Highway Bonds, Series 1995     5.250%  August 1, 2009          Aaa         1,758,786
  2,675,000   City of Columbia, South
                Carolina, Waterworks and
                Sewer System Revenue Bonds,
                Series 1999                    5.500%  February 1, 2010        Aa3         2,814,421
  1,800,000   School District No. 1 of
                Richland County, South
                Carolina, General Obligation
                Bonds, Series 1999             5.500%  March 1, 2010           Aa1         1,904,130
                                                                                        ------------
                                                                                           9,907,225
                                                                                        ------------

TENNESSEE (4.0%)
  1,200,000   Shelby County, Tennessee,
                General Obligation Refunding
                Bonds, 1992 Series B           5.200%  March 1, 2001           Aa3         1,202,472
  1,000,000   Williamson County, Tennessee,
                Public Works Refunding
                Bonds, Series 1992             5.650%  March 1, 2002           Aa1         1,015,410
  2,000,000   Nashville & Davidson County,
                Tennessee, Electric System
                Revenue Bonds, 1992
                Series B                       5.500%  May 15, 2002            Aa3         2,030,420
  2,000,000   Nashville & Davidson County,
                Tennessee, General
                Obligation Refunding Bonds
                of 1993                        5.000%  May 15, 2003            Aa2         2,025,300
  1,500,000   Nashville & Davidson County,
                Tennessee, Water and Sewer
                Revenue Refunding Bonds,
                Series 1993                    4.900%  January 1, 2004         Aaa         1,515,330

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

                                                                            RATING (A)
 PRINCIPAL                                    COUPON        MATURITY        (MOODY'S
  AMOUNT                                       RATE           DATE           OR S&P)       VALUE
------------                                  -------  -------------------  ----------  -------------
TENNESSEE (CONTINUED)
$ 1,800,000   Nashville & Davidson County,
                Tennessee, General
                Obligation Refunding Bonds
                of 1993                        5.000%  May 15, 2005            Aa2      $  1,832,310
  4,500,000   Nashville & Davidson County,
                Tennessee, Water and Sewer
                Revenue Refunding Bonds,
                Series 1996                    5.250%  January 1, 2008         Aaa         4,644,765
                                                                                        ------------
                                                                                          14,266,007
                                                                                        ------------

TEXAS (6.4%)
  2,000,000   Texas Public Finance
                Authority, State of Texas,
                General Obligation Refunding
                Bonds, Series 1992A            5.700%  October 1, 2003         Aa1         2,064,720
  2,000,000   City of Dallas, Texas,
                Waterworks and Sewer System
                Revenue Refunding Bonds,
                Series 1993                    4.900%  April 1, 2004           Aa2         2,014,780
  2,355,000   Carrollton-Farmers Branch
                Independent School District
                (Dallas and Denton Counties,
                Texas) School Building
                Unlimited Tax Bonds,
                Series 1996                    5.200%  February 15, 2008       Aaa         2,407,587
  1,000,000   Carrollton-Farmers Branch
                Independent School District
                (Dallas County, Texas)
                School Building Unlimited
                Tax Bonds, Series 1999         5.375%  February 15, 2008       Aaa         1,040,170
  3,000,000   State of Texas, Public Finance
                Authority, General
                Obligation Refunding Bonds,
                Series 1996B                   5.400%  October 1, 2008         Aa1         3,105,900
  2,455,000   Carrollton-Farmers Branch
                Independent School District
                (Dallas County, Texas)
                School Building Unlimited
                Tax Bonds, Series 1999         5.500%  February 15, 2009       Aaa         2,577,063
  3,000,000   Fort Worth Independent School
                District (Tarrant County,
                Texas), School Building
                Unlimited Tax Bonds,
                Series 2000                    5.500%  February 15, 2010       Aaa         3,152,310
  2,115,000   McKinney Independent School
                District (Collin County,
                Texas), School Building
                Unlimited Tax Bonds,
                Series 2000                    5.125%  February 15, 2012       Aaa         2,126,400
  1,840,000   City of Dallas, Texas,
                Waterworks and Sewer System
                Revenue Bonds, Series 1994A
                (Prerefunded to
                10-1-2001 @ 101.5)             6.375%  October 1, 2012         Aa2         1,896,911
  2,250,000   Round Rock Independent School
                District, Williamson and
                Travis Counties, Texas,
                Unlimited Tax School
                Building and Refunding
                Bonds, Series 1999             4.750%  August 1, 2015          Aaa         2,086,155
                                                                                        ------------
                                                                                          22,471,996
                                                                                        ------------

UTAH (1.2%)
  2,780,000   Salt Lake County, Utah,
                General Obligation Jail
                Bonds, Series 1995             5.000%  December 15, 2007       Aaa         2,826,982
  1,300,000   City of Provo, Utah County,
                Utah, General Obligation
                Library Bonds, Series 1999     5.250%  March 1, 2009           Aaa         1,344,746
                                                                                        ------------
                                                                                           4,171,728
                                                                                        ------------

VIRGINIA (.8%)
  2,885,000   Virginia Housing Development
                Authority, Commonwealth
                Mortgage Bonds                 5.350%  January 1, 2013         Aa1         2,886,154
                                                                                        ------------

WASHINGTON (6.8%)
  1,000,000   Washington Public Power Supply
                System Nuclear Project No.
                1, Revenue Refunding Bonds,
                Series 1990C                   7.700%  July 1, 2002            Aa1         1,047,510
  2,000,000   Washington Public Power Supply
                System Nuclear Project No.
                3, Refunding Revenue Bonds,
                Series 1993C                   4.800%  July 1, 2003            Aa1         2,009,580
  2,520,000   Federal Way School District
                No. 210, King County,
                Washington, Unlimited Tax
                General Obligation and
                Refunding Bonds,
                Series 1993                    5.250%  December 1, 2003        Aaa         2,573,248
  2,000,000   City of Seattle, Washington,
                Unlimited Tax General
                Obligation Refunding Bonds
                of 1993                        4.800%  December 1, 2004        Aaa         2,009,460
  2,035,000   Lakewood School District No.
                306, Snohomish County,
                Washington, Unlimited Tax
                General Obligation Bonds,
                2000                           5.550%  December 1, 2010        Aa1         2,141,899
  4,500,000   State of Washington, General
                Obligation Bonds,
                Series 1993A                   5.750%  October 1, 2012         Aa1         4,819,230

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 2000

                                                                            RATING (A)
 PRINCIPAL                                    COUPON        MATURITY        (MOODY'S
  AMOUNT                                       RATE           DATE           OR S&P)       VALUE
------------                                  -------  -------------------  ----------  -------------
WASHINGTON (CONTINUED)
$ 2,000,000   City of Vancouver, Washington,
                Water and Sewer Revenue
                Refunding Bonds, 1998          4.600%  June 1, 2013            Aaa      $  1,849,380
  2,495,000   Seattle, Washington, Water
                System Revenue 1998            5.000%  October 1, 2013         Aa2         2,459,995
  2,605,000   City of Vancouver, Washington,
                Water and Sewer Revenue
                Refunding Bonds, 1998          4.650%  June 1, 2014            Aaa         2,395,897
  3,000,000   State of Washington, Variable
                Purpose General Obligation
                Refunding Bonds,
                Series R-99A                   4.750%  January 1, 2015         Aa1         2,811,480
                                                                                        ------------
                                                                                          24,117,679
                                                                                        ------------

WEST VIRGINIA (.7%)
  2,540,000   State of West Virginia, State
                Road General Obligation
                Bonds, Series 1998             5.000%  June 1, 2013            Aaa         2,519,045
                                                                                        ------------

WISCONSIN (4.1%)
  3,500,000   Milwaukee, Wisconsin,
                Metropolitan Sewerage
                District General Obligation
                Capital Purpose Bonds,
                Series 1990A (Escrowed to
                maturity)                      6.700%  October 1, 2002         Aa1         3,638,985
  2,000,000   State of Wisconsin, General
                Obligation Refunding Bonds
                of 1993, Series 1              5.300%  November 1, 2003        Aa2         2,044,880
  2,000,000   State of Wisconsin, General
                Obligation Bonds of 1995,
                Series A (Prerefunded to
                5-1-2005 @ 100)                6.000%  May 1, 2008             Aaa         2,116,480
  2,500,000   State of Wisconsin, General
                Obligation Refunding Bonds
                of 1993, Series 2              5.125%  November 1, 2010        Aa2         2,563,425
  2,180,000   Dane County, Wisconsin,
                General Obligation Refunding
                Bonds, Series 1998B            4.800%  March 1, 2012           Aaa         2,132,018
  2,220,000   Dane County, Wisconsin,
                General Obligation Refunding
                Bonds, Series 1998B            4.800%  March 1, 2013           Aaa         2,145,563
                                                                                        ------------
                                                                                          14,641,351
                                                                                        ------------

WYOMING (.5%)
  1,600,000   Natrona County, Wyoming,
                School District No. 1
                General Obligation Bonds,
                Series 1994 (Prerefunded to
                7-1-2004 @ 100)                5.450%  July 1, 2006            Aaa         1,649,760
                                                                                        ------------
TOTAL LONG-TERM MUNICIPAL BONDS
  (cost $336,374,422)                                                                    343,563,498

SHARES OR
PRINCIPAL
AMOUNT
------------
SHORT-TERM INVESTMENTS (1.8%)
  4,000,000   U.S. Treasury Bills, 5.965%
              and 6.185%, December, 2000 and
              January, 2001                                                                3,974,680
  2,303,912   Chase Vista Treasury Plus
              Money Market Fund                                                            2,303,912
                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $6,277,845)                                                                        6,278,592
                                                                                        ------------

TOTAL INVESTMENTS (99.3%)
  (cost $342,652,267)                                                                    349,842,090

OTHER ASSETS, NET OF LIABILITIES (0.7%)                                                    2,624,146
                                                                                        ------------
NET ASSETS (100.0%)                                                                     $352,466,236
                                                                                        ============

Notes:

(a)  Ratings are unaudited.
At November 30, 2000, net unrealized appreciation of $7,189,823 consisted of gross unrealized appreciation of $9,761,745 and gross unrealized depreciation of $2,571,922 based on cost of $342,652,267 for federal income tax purposes.

                See accompanying notes to financial statements.

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 2000

ASSETS
  Investments, at value (cost
    $342,652,267)                                     $349,842,090
  Receivable for:
    Interest                              $5,903,014
    Shares of the Fund sold                   21,808     5,924,822
                                          ----------
  Prepaid expenses                                           9,494
                                                      ------------
  Total assets                                         355,776,406
LIABILITIES AND NET ASSETS
  Dividends to shareowners                               3,033,215
  Payable for:
    Shares of the Fund redeemed              127,469
    Manager                                  121,015       248,484
                                          ----------
  Accrued liabilities                                       28,471
                                                      ------------
  Total liabilities                                      3,310,170
                                                      ------------
Net assets applicable to 42,750,826
  shares outstanding of
  $1.00 par value common stock
  (100,000,000 shares authorized)                     $352,466,236
                                                      ============
Net asset value, offering price and
  redemption price per share                          $       8.24
                                                      ============
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $345,355,033
  Accumulated net realized loss on sales
    of investments                                         (78,620)
  Net unrealized appreciation of
    investments                                          7,189,823
                                                      ------------
  Net assets applicable to shares
    outstanding                                       $352,466,236
                                                      ============

                See accompanying notes to financial statements.

                      STATE FARM MUNICIPAL BOND FUND, INC.
                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED NOVEMBER 30,
                                          ------------------------
                                             2000         1999
                                          -----------  -----------
INVESTMENT INCOME:
  Taxable interest                        $   359,851      458,646
  Tax-exempt interest                      18,308,857   19,158,717
                                          -----------  -----------
  Total investment income                  18,668,708   19,617,363
EXPENSES:
  Investment advisory and management
    fees                                      421,888      442,211
  Professional fees                            24,921       54,134
  ICI dues                                      7,176       12,972
  Registration fees                                --        2,879
  Fidelity bond expense                         3,678        3,453
  Directors' fees                               4,500        4,800
  Reports to shareowners                        5,762        6,310
  Security evaluation fees                     18,799       21,288
  Franchise taxes                              18,023       17,420
  Custodian fees                                8,163       12,456
  Other                                            --          131
                                          -----------  -----------
  Total expenses                              512,910      578,054
                                          -----------  -----------
Net investment income                      18,155,798   19,039,309
REALIZED AND UNREALIZED GAIN (LOSS): ON
  INVESTMENTS:
  Net realized gain (loss) on sales of
    investments                               (37,244)      21,485
  Change in net unrealized appreciation
    or depreciation                         5,219,530  (19,471,906)
                                          -----------  -----------
Net realized and unrealized gain (loss)
  on investments                            5,182,286  (19,450,421)
                                          -----------  -----------
Net change in net assets resulting from
  operations                              $23,338,084     (411,112)
                                          ===========  ===========

                See accompanying notes to financial statements.

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              2000         1999
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $ 18,155,798   19,039,309
  Net realized gain (loss) on sales of
    investments                                (37,244)      21,485
  Change in net unrealized appreciation
    or depreciation                          5,219,530  (19,471,906)
                                          ------------  -----------
Net change in net assets resulting from
  operations                                23,338,084     (411,112)
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income                    (18,155,798) (19,039,309)
                                          ------------  -----------
Total distributions to shareowners         (18,155,798) (19,039,309)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                 25,998,924   39,488,742
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                           13,655,464   14,382,411
                                          ------------  -----------
                                            39,654,388   53,871,153
  Less payments for shares redeemed         50,924,135   38,958,604
                                          ------------  -----------
Net increase (decrease) in net assets
  from Fund share transactions             (11,269,747)  14,912,549
                                          ------------  -----------
Total decrease in net assets                (6,087,461)  (4,537,872)
NET ASSETS:
  Beginning of year                        358,553,697  363,091,569
                                          ------------  -----------
  End of year                             $352,466,236  358,553,697
                                          ============  ===========

                See accompanying notes to financial statements.

                      STATE FARM MUNICIPAL BOND FUND, INC.
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past ten years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year):

                                                              YEAR ENDED NOVEMBER 30,
                                -----------------------------------------------------------------------------------
                                 2000   1999   1998    1997    1996      1995        1994     1993    1992    1991
                                ------  -----  -----  ------  ------  ----------   --------  ------  ------  ------
Net asset value, beginning of
  year                          $ 8.12   8.55   8.43    8.44    8.50      7.88        8.59     8.34    8.15    7.98
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income           0.42   0.43   0.45    0.47    0.48      0.48        0.48     0.50    0.53    0.54
  Net gain (loss) on
    investments (both realized
    and unrealized)               0.12  (0.43)  0.12   (0.01)  (0.06)     0.62       (0.69)    0.25    0.19    0.17
                                ------  -----  -----  ------  ------    ------      ------   ------  ------  ------
  Total from investment
    operations                    0.54     --   0.57    0.46    0.42      1.10       (0.21)    0.75    0.72    0.71
                                ------  -----  -----  ------  ------    ------      ------   ------  ------  ------
LESS DISTRIBUTIONS
  Net investment income          (0.42) (0.43) (0.45)  (0.47)  (0.48)    (0.48)      (0.48)   (0.50)  (0.53)  (0.54)
  Net realized gain (a)             --     --     --      --      --        --       (0.02)      --      --      --
                                ------  -----  -----  ------  ------    ------      ------   ------  ------  ------
  Total distributions            (0.42) (0.43) (0.45)  (0.47)  (0.48)    (0.48)      (0.50)   (0.50)  (0.53)  (0.54)
                                ------  -----  -----  ------  ------    ------      ------   ------  ------  ------
Net asset value, end of year    $ 8.24   8.12   8.55    8.43    8.44      8.50        7.88     8.59    8.34    8.15
                                ======  =====  =====  ======  ======    ======      ======   ======  ======  ======
TOTAL RETURN                      6.87%  0.04%  6.82%   5.68%   5.21%    14.25%      (2.55)%   9.17%   9.05%   9.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (millions)                    $352.5  358.6  363.1   336.4   321.1     307.4       269.9    276.4   211.3   167.2
Ratio of expenses to average
  net assets                      0.15%  0.16%  0.15%   0.15%   0.16%     0.17%(b)    0.16%    0.18%   0.19%   0.21%
Ratio of net investment income
  to average net assets           5.23%  5.20%  5.29%   5.61%   5.76%     5.80%       5.80%    5.84%   6.36%   6.75%
Portfolio turnover rate              7%    10%     6%      6%      6%        7%          8%       5%      4%      2%

----------

(a) Distributions representing less than $.01 per share were made in 1997, 1996, 1993 and 1992.
(b)  The ratio based on net custodian expenses would have been .16% in 1995.

                            STATE FARM MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS

1. OBJECTIVE

The investment objective of the STATE FARM GROWTH FUND, INC. (GROWTH FUND) is long-term growth of capital and income. The Fund seeks to achieve this objective by investing most of its assets in common stocks and other income producing equity securities that are believed to have potential for long-term growth of capital or income, or both.

The investment objective of the STATE FARM BALANCED FUND, INC. (BALANCED FUND) is to provide its shareowners income and some long-term growth of both principal and income. The Fund seeks to achieve its objective by distributing its investments among common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

The investment objective of the STATE FARM INTERIM FUND, INC. (INTERIM FUND) is the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility). The Fund seeks to achieve its investment objective through investment in high quality debt securities with primarily short-term (less than five years) and intermediate-term (five to fifteen years) maturities.

The investment objective of the STATE FARM MUNICIPAL BOND FUND, INC. (MUNICIPAL BOND FUND) is to provide its shareowners with as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund seeks to achieve its investment objective through investment primarily in a diversified portfolio of municipal bonds with maturities of 1-17 years.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITIES VALUATION

Investments are stated at value. Stocks traded on domestic or foreign securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation on the exchange in which the security is traded most extensively or, if there are no reported sales on that day, at the last reported bid price for the day. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Any securities not valued as described above are valued at fair value as determined in good faith by the Boards of Directors or their delegate.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and original issue discounts on tax-exempt securities in the Municipal Bond Fund are amortized. Realized gains and losses from security transactions are reported on an identified cost basis.

INCOME RECOGNITION

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide requiring all Investment Companies to amortize premiums and discounts on fixed income securities, effective with the fiscal year beginning after December 15, 2000. The Balanced and Interim Funds currently do not amortize premiums and discounts on fixed income securities. Therefore, to comply with generally accepted accounting principles, these Funds will be required to amortize premiums and discounts on fixed income securities beginning December 1, 2001 and record a cumulative effect adjustment for the change in accounting. Had these Funds been required to institute this change on November 30, 2000, the cumulative effect would have reduced net investment income and increased unrealized appreciation on securities by $2,289,647 and $4,209,173 for the Interim and Balanced Funds, respectively. These reclassifications would not impact the Funds' total net assets or net asset values.

SECURITIES PURCHASED ON A 'WHEN-ISSUED' BASIS

The Municipal Bond Fund may purchase municipal bonds on a 'when-issued' basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. It is possible that the securities will never be issued and the commitment cancelled.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of

                            STATE FARM MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED) regular session trading on the New York Stock Exchange (usually 3:00 p.m. Bloomington, Illinois time). The net asset value per share is computed by dividing the total value of a Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS

It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. Each Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund's respective net investment income, and distributions of such amounts are made at the end of each calendar quarter.

Net realized gains on sales of investments, if any, are distributed annually after the close of a Fund's fiscal year. Dividends and distributions payable to shareowners are recorded by the respective Fund on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the respective Fund.

On December 15, 2000, the Growth Fund declared an ordinary income dividend of $.315 per share and a capital gain distribution of $.15 to shareowners of record on December 15, 2000 (reinvestment date December 18, 2000).

On December 15, 2000, the Balanced Fund declared an ordinary income dividend of $.73 per share to shareowners of record on December 15, 2000 (reinvestment date December 18, 2000).

At November 30, 2000, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                             STATE FARM    STATE FARM     STATE FARM
                                EXPIRATION    BALANCED      INTERIM        MUNICIPAL
                                   YEAR      FUND, INC.    FUND, INC.   BOND FUND, INC.
                                ----------  ------------  ------------  ---------------

                                   2001      $  --            162,716        --

                                   2002         --            335,277        --

                                   2003         --            321,293        --

                                   2004         --            363,957        --

                                   2005         --            922,190        --

                                   2006         --            994,996          41,376

                                   2007         --            884,533        --

                                   2008       4,256,235     3,819,121          37,244
                                ----------   ----------    ----------     -----------

                                  Total      $4,256,235     7,804,083          78,620

The Interim Fund had a capital loss carryover of $22,669 expire in 2000 and was re-classified from accumulated net realized loss on sales of investments to Excess of amounts received from sales of shares over amounts paid on redemption of shares on account of capital on the Statement of Assets and Liabilities.

EQUALIZATION ACCOUNTING

A portion of proceeds from sales and payments on redemptions of Fund shares is credited or charged to undistributed net investment income for the Growth Fund and Balanced Fund. As a result, undistributed net investment income per share is unaffected by sales or redemptions of shares.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of transactions. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                            STATE FARM MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which each Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) at the following rates:

State Farm Growth Fund, Inc.                        .20% of the first $100 million of average net
                                                    assets

                                                    .15% of the next $100 million of average net
                                                    assets

                                                    .10% of the average net assets in excess of $200
                                                    million

State Farm Balanced Fund, Inc.                      .20% of the first $100 million of average net
                                                    assets

                                                    .15% of the next $100 million of average net
                                                    assets

                                                    .10% of the average net assets in excess of $200
                                                    million

State Farm Interim Fund, Inc.                       .20% of the first $50 million of average net
                                                    assets

                                                    .15% of the next $50 million of average net assets

                                                    .10% of the average net assets in excess of $100
                                                    million

State Farm Municipal Bond Fund, Inc.                .20% of the first $50 million of average net
                                                    assets

                                                    .15% of the next $50 million of average net assets

                                                    .10% of the average net assets in excess of $100
                                                    million

Under the terms of these agreements, the Funds incurred the following fees for the fiscal years ended November 30:

                                             2000        1999
                                          ----------  ----------

State Farm Growth Fund, Inc.              $3,177,953   2,740,037

State Farm Balanced Fund, Inc.             1,157,544   1,113,753

State Farm Interim Fund, Inc.                200,660     230,126

State Farm Municipal Bond Fund, Inc.         421,888     442,211

The Funds do not pay any discount, commission or other compensation for transfer agent or underwriting services provided by the Manager.

Certain officers and/or directors of each Fund are also officers and/or directors of the Manager. The Funds made no payments to their officers or directors during the fiscal years ended November 30, except for the following directors' fees paid to the Funds' independent directors:

                                           2000     1999
                                          -------  -------

State Farm Growth Fund, Inc.              $13,500   14,400

State Farm Balanced Fund, Inc.              6,750    7,200

State Farm Interim Fund, Inc.               2,250    2,400

State Farm Municipal Bond Fund, Inc.        4,500    4,800

4. INVESTMENT TRANSACTIONS

Investment transactions (exclusive of short-term instruments) for each of the fiscal years ended November 30, were as follows:

                                              2000          1999
                                          ------------  ------------
STATE FARM GROWTH FUND, INC.

Purchases                                 $160,503,816   166,759,514

Proceeds from sales                         90,010,936    50,948,078
STATE FARM BALANCED FUND, INC.

Purchases                                   48,767,099   121,270,812

Proceeds from sales                         74,382,336    42,344,646
STATE FARM INTERIM FUND, INC.

Purchases                                   15,123,281    26,673,672

Proceeds from sales                         51,593,613    17,750,000
STATE FARM MUNICIPAL BOND FUND, INC.

Purchases                                   24,318,973    48,533,279

Proceeds from sales                         36,912,396    35,579,660

                            STATE FARM MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in each Fund's Statement of Changes in Net Assets are in respect of the following number of shares:

                                             2000         1999
                                          -----------  ----------
STATE FARM GROWTH FUND, INC.

Shares sold                                10,621,413   6,423,670

Shares issued in reinvestment of
  ordinary
  income dividends and capital gain
  distributions                               841,549     666,008
                                          -----------  ----------

                                           11,462,962   7,089,678

Less shares redeemed                        8,825,806   4,646,586
                                          -----------  ----------

Net increase in shares outstanding          2,637,156   2,443,092
                                          ===========  ==========
STATE FARM BALANCED FUND, INC.

Shares sold                                 3,003,616   2,212,658

Shares issued in reinvestment of
  ordinary
  income dividends and capital gain
  distributions                               705,906     518,187
                                          -----------  ----------

                                            3,709,522   2,730,845

Less shares redeemed                        4,021,390   1,992,292
                                          -----------  ----------

Net increase (decrease) in shares
  outstanding                                (311,868)    738,553
                                          ===========  ==========
STATE FARM INTERIM FUND, INC.

Shares sold                                 5,071,077   7,721,510

Shares issued in reinvestment of
  ordinary
  income dividends                            834,715     959,304
                                          -----------  ----------

                                            5,905,792   8,680,814

Less shares redeemed                        9,924,760   8,132,727
                                          -----------  ----------

Net increase (decrease) in shares
  outstanding                              (4,018,968)    548,087
                                          ===========  ==========
STATE FARM MUNICIPAL BOND FUND, INC.

Shares sold                                 3,202,250   4,692,572

Shares issued in reinvestment of
  ordinary
  income dividends                          1,682,684   1,721,081
                                          -----------  ----------

                                            4,884,934   6,413,653

Less shares redeemed                        6,305,824   4,685,530
                                          -----------  ----------

Net increase (decrease) in shares
  outstanding                              (1,420,890)  1,728,123
                                          ===========  ==========

                                TAX INFORMATION

STATE FARM GROWTH FUND, INC.

The Fund paid ordinary income dividends of $.32 per share in June 2000 and $.315 per share in December 2000. Of these dividends, 82% qualifies for the 70% deduction for dividends received by corporations as provided by the Internal Revenue Code.

In December 2000 the Fund made a capital gain distribution of $.15 per share, 100% of which was paid from long-term capital gain and is designated as a capital gain dividend.

STATE FARM BALANCED FUND, INC.

The Fund paid ordinary income dividends of $.77 per share in June 2000 and $.73 per share in December 2000. Of these dividends, 26% qualifies for the 70% deduction for dividends received by corporations as provided by the Internal Revenue Code.

STATE FARM INTERIM FUND, INC.

The Fund paid ordinary income dividends in March, June, September, and December. Since the Fund's investment income was derived from interest, none of the taxable portion of the Fund's distributions are eligible for the dividend received deduction for corporations.

STATE FARM MUNICIPAL BOND FUND, INC.

The Fund paid ordinary income dividends in March, June, September and December. Of those dividends, 99% in March, 99% in June, 97% in September and 98% in December are designated as exempt-interest dividends. Since the Fund's investment income was derived from interest, none of the taxable portion of the Fund's distributions are eligible for the dividend received deduction for corporations.

NOTE: The taxable portion of the dividends and distributions paid to you must be included in your federal income tax return and must be reported by the Funds to the Internal Revenue Service in accordance with provisions of the Internal Revenue Code. The tax-exempt status of dividends derived from interest on municipal bonds for federal income tax purposes does not necessarily result in exemption from any state or local income taxes or other taxes.

The dividends paid to you will be included on the Form 1099-DIV to be sent in January 2001.

State Farm Mutual Funds                                   PRESORTED
Three State Farm Plaza, R-4                                STANDARD
Bloomington, IL 61791-0001                               U.S. POSTAGE
FORWARDING SERVICE REQUESTED                                 PAID
                                                          PERMIT 439
                                                         ELK GROVE, IL



















                                  [STATE FARM INSURANCE LOGO]
                                   MUTUAL FUNDS-TM-

                                1-309-766-2029  1-800-447-0740


------------------------------------------------------------------------------
190-4049.2-CH REV.01-2001 Printed in U.S.A.